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                                                                   EXHIBIT 10.6



                          HASTINGS ENTERTAINMENT, INC.
                        ASSOCIATES' STOCK OWNERSHIP PLAN



                             As Amended and Restated
                   Generally Effective as of February 1, 1997





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                                TABLE OF CONTENTS
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                                                                                                               PAGE
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ARTICLE I                  PURPOSE AND AMENDMENT OF THE PLAN......................................................1
         1.01     Amendment of the Plan...........................................................................1
         1.02     Purpose.........................................................................................1
         1.03     Trust Agreement.................................................................................1

ARTICLE II                 DEFINITIONS............................................................................2

ARTICLE III                REQUIREMENTS FOR ELIGIBILITY AND PARTICIPATION........................................16
         3.01     Eligibility....................................................................................16
                  (1)      Service and Age.......................................................................16
                  (2)      Reemployment Prior to Break in Service................................................16
                  (3)      Reemployment After Break in Service...................................................16
                  (4)      Transfer to Non-Participating Affiliated Company Prior to
                           Completion of Eligibility Requirements................................................16
                  (5)      Transfer to Non-Participating Affiliated Company After Completion
                           of Eligibility Requirements...........................................................16
         3.02     Employment with a Predecessor Employer.........................................................17
         3.03     Eligibility Year of Service....................................................................17
         3.04     Participation Upon Reemployment................................................................17
         3.05     Change in Status of Eligible Associate.........................................................17
         3.06     Participation in the Plan......................................................................18

ARTICLE IV                 CONTRIBUTIONS.........................................................................18
         4.01     Company Contributions..........................................................................18
         4.02     Date of Payment and Allocation of Company Contributions........................................18
         4.03     Associate Contributions........................................................................18
         4.04     Special Provisions for Participants Who Enter the Armed Forces.................................18

ARTICLE V                  ALLOCATION TO PARTICIPANTS' ACCOUNTS..................................................19
         5.01     Method of Allocating Company Contributions.....................................................19
         5.02     Suspense Account...............................................................................20
         5.03     Allocation to a Participant Who Ceases to be an Eligible Associate or Who is Transferred to a
                  Non-Participating Affiliated Company...........................................................20
         5.04     Allocation of Contributions and Qualifying Employer Securities Released
                  From Suspense Accounts - General...............................................................20
         5.05     Method of Allocating and Crediting Contributions and Qualifying Employer Securities Released
                  from Suspense Accounts.........................................................................21
         5.06     Limitation on Annual Additions.................................................................21
         5.07     Limitations on Annual Additions for Employers or Affiliated Companies Maintaining Other
                  Defined Contribution Plans.....................................................................22
         5.08     Limitations on Annual Additions for Employers or Affiliated Companies Maintaining Defined
                  Benefit Plans..................................................................................23
         5.09     Definitions for Purposes of Determining the Annual Addition Limitations........................23
         5.10     Dividend Pass-Through..........................................................................25
         5.11     Cessation of Eligible Associate Status.........................................................26
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ARTICLE VI                 ACCOUNTS AND VALUATION OF TRUST FUND..................................................26
         6.01     Participant's Accounts.........................................................................26
         6.02     Accounts of Participants Transferred to a Non-Participating Affiliated Company.................26
         6.03     Valuation of the Trust Fund and Account Statements.............................................26
         6.04     Periodic Determination of Participant's Accounts...............................................27
                  (1)      Allocations in General................................................................27
                  (2)      Determination of Net Earnings and Adjustments In Value of the
                           Trust Fund............................................................................27
                  (3)      Allocation of Net Earnings and Adjustments in Value of the Trust
                           Fund..................................................................................27
                  (4)      Allocation of Forfeitures.............................................................28
                  (5)      Computations..........................................................................28
         6.05     Correction of Participants' Accounts...........................................................28
         6.06     Investments....................................................................................28
                  (1)      Funding Policy........................................................................28
                  (2)      Investment of Cash....................................................................28
                  (3)      Reservation of Cash...................................................................28
         6.07     Voting of Company Stock........................................................................28
                  (1)      Voting of Stock - Registered Stock....................................................28
                  (2)      Voting of Company Stock - Non-Registered Stock........................................29

ARTICLE VII                RETIREMENT BENEFITS...................................................................30

ARTICLE VIII               DISABILITY BENEFITS...................................................................30
         8.01     Disability Retirement Benefits.................................................................30
         8.02     Determination of Disability....................................................................30

ARTICLE IX                 DEATH BENEFITS........................................................................30
         9.01     Death Benefits.................................................................................30
         9.02     Designation of Beneficiaries...................................................................31

ARTICLE X                  EMPLOYMENT TERMINATION BENEFITS.......................................................32
         10.01    Vesting Upon Termination of Employment.........................................................32
         10.02    Determination of Vesting Years of Service......................................................32
         10.03    Breaks in Service..............................................................................32
         10.04    Forfeiture - Qualifying Employer Securities....................................................33
         10.05    Forfeiture of Nonvested Amount.................................................................33
         10.06    Restoration of Forfeited Nonvested Amount......................................................34
         10.07    Reemployment of Participant with Partially Vested Company Contribution Account.................34

ARTICLE XI                 PAYMENT OF BENEFITS...................................................................35
         11.01    Methods of Payment of Benefits.................................................................35
         11.02    Form of Payment................................................................................36
         11.03    Securities Law Restrictions....................................................................36
         11.04    Time for Distribution of Benefits..............................................................37
         11.05    Limitations on Timing..........................................................................39
         11.06    Payments on Personal Receipt Except in Case of Legal Disability................................42
         11.07    Benefits Payable Pursuant to a Qualified Domestic Relations Order..............................42
         11.08    Restrictions on Transfer of Company Stock......................................................42
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                                       ii
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                  (1)      Federal Securities Laws...............................................................42
                  (2)      Other Restrictions....................................................................43
                  (3)      Legends...............................................................................43
                  (4)      Notices...............................................................................43
         11.09    Distribution Following Diversification Election................................................43
         11.10    Right to Require Repurchase of Shares of Company Stock.........................................44
         11.11    Further Contributions..........................................................................45
         11.12    Right of First Refusal.........................................................................45
         11.13    Execution of Documents.........................................................................47
         11.14    Distribution of More than One Class of Securities..............................................47
         11.15    Direct Rollovers to Eligible Retirement Plans..................................................47
         11.16    Diversification Requirements...................................................................48
                  (1)      Delivery of Diversification Distribution..............................................48
                  (2)      Delivery of Company Stock.............................................................48
                  (3)      No Effect on Other Distributions......................................................48
         11.17    Alternate Forms of Benefit.....................................................................48
         11.18    In-Service Withdrawals.........................................................................49
         11.19    Loans..........................................................................................49

ARTICLE XII                EXEMPT LOANS..........................................................................49
         12.01    Investment Committee Direction.................................................................49
         12.02    Limitations....................................................................................49
                  (1)      Primary Benefit Requirement...........................................................49
                  (2)      Net Effect of Exempt Loan.............................................................49
                  (3)      Arm's Length Standard.................................................................49
                  (4)      Use of Loan Proceeds..................................................................49
                  (5)      Puts, Calls, etc......................................................................49
                  (6)      Interest Rate.........................................................................49
                  (7)      Term..................................................................................49
         12.03    Liability and Collateral.......................................................................49
         12.04    Repayment of Exempt Loan.......................................................................50
         12.05    Default........................................................................................50
         12.06    Release of Collateral..........................................................................51
         12.07    Leveraged Employee Stock Ownership Plan........................................................51

ARTICLE XIII               INSURANCE CONTRACTS...................................................................52
         13.01    General Insurance Investment...................................................................52
         13.02    Insurance Company Not a Party to Agreement.....................................................52
         13.03    Insurance Company Not Responsible for Trustee's Action.........................................52
         13.04    Insurance Company Reliance on Trustee's Signature..............................................52
         13.05    Acquittance....................................................................................53
         13.06    Duties of Insurance Company....................................................................53

ARTICLE XIV                MISCELLANEOUS PROVISIONS RESPECTING PARTICIPANTS......................................53
         14.01    Participants to Furnish Required Information...................................................53
         14.02    Participants' Rights in Trust Fund.............................................................53
         14.03    Inalienability of Benefits.....................................................................54
                  (1)      Restrictions on Assignment............................................................54
                  (2)      Exception for Benefit Payable Pursuant to a Qualified Domestic Relations Order........54
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                                       iii
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                  (3)      Exception for Benefit Offset Pursuant to Code Section 401(a)(13)(C)...................55
         14.04    Conditions of Employment Not Affected by Plan..................................................55
         14.05    Address for Mailing of Benefits................................................................55
         14.06    Unclaimed Account Procedure....................................................................56

ARTICLE XV                 ADMINISTRATION OF THE PLAN............................................................56
         15.01    Appointment of Benefits Advisory Committee.....................................................56
         15.02    Compensated Expenses of the Benefits Advisory Committee........................................57
         15.03    Secretary and Agents of the Benefits Advisory Committee........................................57
         15.04    Actions of Benefits Advisory Committee.........................................................57
         15.05    Authority of Benefits Advisory Committee.......................................................58
         15.06    General Administrative Powers..................................................................58
         15.07    Plan Administrator.............................................................................58
         15.08    Duties of Administrative Personnel.............................................................58
         15.09    Designation of Named Fiduciaries and Allocation of Responsibility..............................59
         15.10    Action by Fiduciaries..........................................................................59
         15.11    Appointment of Professional Assistants and the Investment Manager..............................60
         15.12    Bond...........................................................................................60
         15.13    Indemnity......................................................................................60
         15.14    Payment of Expenses............................................................................60

ARTICLE XVI                INVESTMENT COMMITTEE..................................................................61
         16.01    Appointment of Investment Committee............................................................61
         16.02    Compensated Expenses of the Investment Committee...............................................61
         16.03    Secretary and Agents of the Investment Committee...............................................61
         16.04    Powers of the Investment Committee.............................................................61
         16.05    Manner of Action...............................................................................62
         16.06    Authorized Representative......................................................................62
         16.07    Funding Policy.................................................................................62
         16.08    Payment of Expenses............................................................................62

ARTICLE XVII               PARTICIPATION BY EMPLOYERS............................................................62
         17.01    Adoption of Plan by Affiliated Company.........................................................62
         17.02    Rights and Obligations of the Sponsoring Company and the Employers.............................63
         17.03    Withdrawal from Plan...........................................................................63
                  (1)      Notice of Withdrawal..................................................................63
                  (2)      Trustee Segregation of Trust Assets upon Withdrawal...................................63
                  (3)      Exclusive Benefit of Participants.....................................................63
                  (4)      Applicability of Withdrawal Provisions................................................63

ARTICLE XVIII              AMENDMENT OF THE PLAN.................................................................63
         18.01    Amendments by Sponsoring Company or Employer...................................................63
         18.02    Effect of Amendments on Trustee................................................................64
         18.03    Amendment to Vesting Schedule..................................................................64
         18.04    Protected Benefits.............................................................................64
         18.05    Amendment Necessary to Comply with Code or Federal Statute.....................................64
ARTICLE XIX                PERMANENCY OF THE PLAN................................................................65
         19.01    Right to Terminate Plan........................................................................65
         19.02    Merger or Consolidation of Plan and Trust......................................................65
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         19.03    Continuance by Successor Company...............................................................65

ARTICLE XX                 DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION.......................................65
         20.01    Suspension of Contributions....................................................................65
         20.02    Discontinuance of Contributions................................................................65
         20.03    Termination of Plan and Trust..................................................................66
         20.04    Participant's Rights to Benefits upon Termination or Partial Termination of Plan or Complete Discontinuance of Contributions....................................................66

ARTICLE XXI                EXCLUSIVE BENEFIT OF THE PLAN.........................................................66
         21.01    Limitation on Reversions.......................................................................66
         21.02    Unallocated Amounts upon Termination of Plan and Trust.........................................66
         21.03    Mistake of Fact or Disallowance of Deduction...................................................67
         21.04    Failure of Qualification of Plan and Trust.....................................................67

ARTICLE XXII               TOP HEAVY PLAN RULES..................................................................67
         22.01    Definitions....................................................................................67
         22.02    Determination of Top Heaviness.................................................................69
         22.03    Minimum Requirements...........................................................................71
                  (1)      Vesting...............................................................................71
                  (2)      Required Minimum Allocation of Company Contributions..................................71
         22.04    Minimum Benefits for Employers or Affiliated Companies Maintaining
                  Defined Benefit Plans..........................................................................72
         22.05    Minimum Benefits for Employers or Affiliated Companies Maintaining
                  Defined Contribution Plans.....................................................................72
         22.06    Super Top Heavy Plans..........................................................................72

ARTICLE XXIII              MISCELLANEOUS.........................................................................73
         23.01    Effect of Bankruptcy and Other Contingencies Affecting an Employer.............................73
         23.02    Benefits Payable by Trust......................................................................73
         23.03    Withholding....................................................................................73
         23.04    Interpretation of the Plan and Trust...........................................................73
         23.05    Provisions Hereof for Sole Benefit of Parties Hereto and Participants..........................73
         23.06    Article and Section Headings...................................................................73
         23.07    Formal Action by Employer......................................................................73
         23.08    Applicable Law.................................................................................74

SCHEDULE A                 Service with Predecessor Employer.....................................................75
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                                        v
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                          HASTINGS ENTERTAINMENT, INC.
                        ASSOCIATES' STOCK OWNERSHIP PLAN


                                    ARTICLE I

                        PURPOSE AND AMENDMENT OF THE PLAN


1.01 Amendment of the Plan. Hastings Entertainment, Inc. (the "Sponsoring Company") previously adopted and established a plan intended to be a qualified stock bonus plan within the meaning of Section 401(a) of the Code and Treasury Regulation Section 1.401-1(b)(iii) and an employee stock ownership plan, within the meaning of Section 4975(e) of the Code and Treasury Regulation Section 54.4975-11(a) for the exclusive benefit of its Eligible Associates and their Beneficiaries, effective as of June 1, 1993. Subsequent thereto, the plan was amended from time to time. Effective as of February 1, 1997 (the "Effective Date"), except where otherwise specifically provided herein, the Sponsoring Company has by execution of this document, amended and restated the plan in its entirety, subject to the terms and conditions hereinafter set forth. The plan as hereby amended and restated shall be known as the "Hastings Entertainment, Inc. Associates' Stock Ownership Plan" (the "Plan").

         Except as otherwise provided herein, and subject to the following sentence, the provisions of the amended and restated Plan as contained herein are applicable to Associates and Participants who have died, retired, suffered Total and Permanent Disability or Termination of Employment on or after February 1, 1997, or who are reemployed by an Employer or Affiliated Company on or after February 1, 1997, and while they are still entitled to reinstatement of rights under the Plan. Except as otherwise provided herein, any Associate or Participant who died, retired, became disabled or terminated employment prior to February 1, 1997, shall receive any benefits to which he or she is entitled based upon the appropriate provisions of the Plan as in effect prior to February 1, 1997 under the First 1997 Prior Plan or under the Hastings Books Music & Video, Inc. Employee Stock Ownership Plan effective June 1, 1993 (the "1993 Prior Plan").

1.02 Purpose. The purpose of the Plan is to provide certain benefits for the Employers' Eligible Associates and their Beneficiaries. The Plan is designed to invest primarily in Qualifying Employer Securities, as defined herein.

         It is the intention of the Employers that the Plan as amended and restated herein shall continue to meet all of the requirements necessary or appropriate to qualify it as a profit-sharing plan under Code Sections 401(a) and that the Trust made a part hereof shall continue to be exempt from tax under Code Section 501(a) and all provisions hereof shall be interpreted accordingly. This Plan is intended to be an employee stock ownership plan within the meaning of
         Section 4975(e)(7) of the Code. The benefits provided by the Plan will be paid from the Trust and will be in addition to the benefits Eligible Associates are entitled to receive under any other programs of the Employers and from the federal Social Security Act.

1.03 Trust Agreement. In furtherance of this Plan, the Employers have amended and restated their previously executed trust agreement by entering into the Trust Agreement effective as of __________ ___, 200__, which is made a part hereof, for the purpose of maintaining the Trust to fund the benefits of this Plan as hereinafter set forth.

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                                   ARTICLE II

                                   DEFINITIONS

As used in the Plan:

2.01 "Account" or "Accounts" shall mean all or any of the Company Contribution Account, the Employment Termination Account, the QDRO Account, and any other account maintained by the Benefits Advisory Committee under Article IV or any other Section of the Plan to record a Participant's interest (or the undistributed interest of a Beneficiary or Alternate Payee) in the Trust Fund to the extent any one or more of such accounts have been created for a Participant, Beneficiary or Alternate Payee.

2.02 "Affiliated Company" shall mean any of the following which, unless the context otherwise requires, itself is not an Employer: (1) a member of a controlled group of corporations of which the Sponsoring Company is a member as defined in Code Section 414(b), (2) any trade or business (whether or not incorporated) which is under common control with the Sponsoring Company as determined in accordance with Code Section 414(c) and regulations issued thereunder, (3) a member of an "affiliated service group" (whether or not incorporated) as determined in accordance with Code Section 414(m) and regulations issued thereunder, of which the Sponsoring Company is a member, or (iv) any other entity which is required to be aggregated with the Sponsoring Company in accordance with Code Section 414(o) and the regulations issued thereunder. "Affiliated Company" as defined in clauses (i) and (ii) shall be modified as required by Code Section 415(h) when used in Sections 5.06, 5.07 and 5.08 hereof with respect to limitations on Annual Additions.

2.03 "Alternate Payee" shall mean an individual or trust entitled to benefits under the Plan pursuant to a Qualified Domestic Relations Order.

2.04 "Associate" shall mean any person who is employed by one or more Employers, is on an Employer's payroll, and whose wages are subject to FICA withholding, but shall exclude any person classified in the Employer's records as an independent contractor, even if such person is subsequently determined to be a person whose wages are subject to FICA withholding. Associate also includes any person who is not employed by an Employer but is performing services for an Employer pursuant to an agreement between such Employer or an Affiliated Company and a leasing organization and who is a "leased employee" as that term is defined in Code Section 414(n). A "leased employee" shall not be an Associate, however, if (1) such person is covered by a money purchase pension plan qualified under Code Section 401(a) providing (a) a nonintegrated employer contribution rate of at least ten percent (10%) of Limitation Year Compensation as defined in Subsection 5.09(7) hereof, but including amounts contributed pursuant to a salary reduction agreement which are excludible from such person's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), (b) immediate participation, and (c) full and immediate vesting, and (2) "leased employees" do not constitute more than twenty percent (20%) of the Employer's or Affiliated Company's workforce who are Non-Highly Compensated Employees.

2.05 "Beneficiary" shall mean any person or entity entitled to receive benefits which are payable upon or after a Participant's death pursuant to Article IX hereof.

2.06 "Benefits Advisory Committee" shall mean the Benefits Advisory Committee provided for in Section 15.01 hereof.

2.07 "Board" shall mean the Board of Directors of the Sponsoring Company, as from time to time constituted, or such other person or group of persons referred to in Section 22.07 hereof in case of a Sponsoring Company which is not a corporation.

2.08 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any section of the Internal Revenue Code shall include any successor provision thereto.

2.09 "Committees" shall mean, collectively, the Benefits Advisory Committee and the Investment Committee as from time to time constituted.

2.10 "Company" shall mean Hastings Entertainment, Inc. or any successor thereto which shall adopt this Plan.

2.11 "Company Contribution Account" shall mean the separate account maintained for each Participant reflecting Company Contributions and Forfeitures, if any, allocated to such Participant, as adjusted in accordance with the provisions of Article VI hereof.

2.12 "Company Stock" shall mean shares of any class of capital common stock, which are Qualifying Employer Securities issued by Hastings Entertainment, Inc., a Texas corporation.

2.13     "Compensation" shall mean:

         (1)      the aggregate of all of the following for the Plan Year:

                  (a) The Associate's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with all Employers and Affiliated Companies to the extent the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, fringe benefits, reimbursements, and expense allowances) as more fully described in Code Section 415(c)(3) and the regulations thereunder, which are actually paid or made available to an Associate who is not a Self-Employed Individual;

                  (b) In the case of any Self-Employed Individual, "Compensation" shall mean the individual's Earned Income for such Plan Year;

                  (c) Amounts described in Code Sections 104(a)(3), 105(a) and 105(h) but only to the extent that these amounts are includable in the gross income of the Associate;

                  (d) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Associate, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Associate under Code Section 217;

                  (e) The value of a non-qualified stock option granted to an Associate by the Employer, but only to the extent that the value of the option is includable in the gross income of the Associate for the taxable year in which granted; and

                  (f) The amount includable in the gross income of an Associate upon making the election described in Code
                           Section 83(b).

         (2)      Compensation shall not include the following:

                  (a) Contributions to a plan of deferred compensation to the extent that, before the application of the limitations of Code Section 415 to the Plan, the contributions are not included in the gross income of the Associate for the taxable year in which contributed, or contributions under a simplified employee pension plan to the extent the contributions are deductible by the Associate, and any distributions from a plan of deferred compensation other than an unfunded nonqualified plan of deferred compensation;

                  (b) Amounts realized from the exercise of a non-qualified stock option, or amounts realized under Code Section 83 with respect to restricted property held by an Associate that becomes freely transferable or is no longer subject to a substantial risk of forfeiture (pursuant to Code section 83 and the regulations and rulings thereunder);

                  (c) Any distributions from a plan of deferred compensation are not considered as Compensation, regardless of whether such amounts are includable in the gross income of the Participant when distributed. However, any amounts received by a Participant pursuant to an unfunded nonqualified plan shall be considered as Compensation in the year such amounts are includable in the gross income of the Participant;

                  (d) Amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option within the meaning of Code Section 422;

                  (e) Other amounts that receive special tax benefits within the meaning of Treasury Regulation Section 1.415-2(d)(3), such as premiums for group term life insurance (but only to the extent that premiums are not includable in the gross income of the Associate), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract covered by Code
                           Section 403(b) (whether or not the contributions are excludible from the gross income of the Associate).

         In the event an Associate begins, resumes or ceases to be a Participant during a Plan Year, the amount of the Associate's Compensation that shall be taken into account shall not include any "Compensation" paid for any period prior to the Entry Date on which an Associate first becomes a Participant hereunder, or the date on which an Associate resumes active participation hereunder, or after the date that an Associate ceases to be an active Participant hereunder.

         Notwithstanding the foregoing, Compensation shall include the amount of an Associate's elective salary deferral under an Employer's cafeteria plan established pursuant to Code Section 125 or any other Employer plan established pursuant to Code Section 401(k).

         Effective for Plan Years beginning on or after January 1, 2001, Compensation shall also include amounts that are not includable in the gross income of the Associate by reason of Code Section 132(f)(4) as qualified transportation fringe.

         Compensation shall not include any Compensation in excess of One Hundred Fifty Thousand Dollars ($150,000) or such larger amount as results from the adjustment provided for in Code Section 401(a)(17)(B).

         Notwithstanding any of the foregoing, for purposes of Section 5.04, Allocation of Contributions and Qualifying Employer Securities Released From Suspense Accounts - General, Compensation includes only base pay and excludes commissions, bonuses, moving expenses, health club dues, executive medical reimbursement and other similar perquisites; however, Compensation for such Section will include the amount of an Associate's elective salary deferral under an Employer's cafeteria plan established pursuant to Code Section 125 or any other Employer plan established pursuant to Code Section 401(k).

2.14 "Date of Employment" or "Date of Reemployment" shall mean the day on which an Associate first commences employment or reemployment following Termination of Employment, retirement after attaining his Retirement Date or Early Retirement Date or recovery from Total and Permanent Disability, as the case may be, with an Employer or an Affiliated Company by performing an Hour of Service. All references to Date of Employment or Date of Reemployment shall include periods of self-employment for a Self-Employed Individual.

2.15 "Diversification Election Period" shall mean the six (6) Plan Year period beginning with the first Plan Year in which the Participant first became a Qualified Participant for all Participants entering the Plan after December 31, 1986, and for all others the later of the first Plan Year beginning after December 31, 1986, or the first Plan Year in which the individual became a Qualified Participant.

2.16 "Earned Income" shall mean with respect to a Self-Employed Individual, the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items as provided for in Code Section 401(c)(2)(A). Net earnings are reduced by contributions by the taxpayer to a qualified plan to the extent deductible under Code
         Section 404. Additionally, for taxable years beginning after December 31, 1989, net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f).

2.17 "Eligible Associate" shall mean any Associate except the following individuals: (1) any Associate who is included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives (within the meaning of Code Section 7701(a)(46)) and one (1) or more Employers if retirement benefits were the subject of good faith bargaining between such parties, unless the collective bargaining agreement expressly provided for the inclusion of such employees as Eligible Associates under this Plan, (2) a nonresident alien who receives no earned income within the meaning of Code Section 911(b), and (3) any Associate who is a "leased employee" as defined in Section
         2.04 hereof.

2.18 "Employer" shall mean the Sponsoring Company or any Affiliated Company which adopts the Plan pursuant to Article XVI hereof.

2.19 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. References to any Section of ERISA shall include any successor provision thereto.

2.20 "Exempt Loan" shall mean any direct or indirect loan made to the Trust by a "Disqualified Person" (as defined in Section 4975(e)(2) of the Code) or a "Party in Interest" (as defined in Section 3(14) of ERISA), or any loan to the Trust the repayment of which is guaranteed by a Disqualified Person or Party in Interest. The term "Exempt Loan" includes, but is not limited to, a direct lending of cash, a purchase-money transaction and an assumption of Trust obligations.

2.21 "Fiscal Year" shall mean the fiscal year of an Employer. The Fiscal Year of the Sponsoring Company ends on January 31.

2.22 "Highly Compensated Employee" shall mean any Associate of an Employer or Affiliated Company who is a highly compensated employee as defined in Code Section 414(q) and the regulations thereunder. Generally, any such Associate is considered a Highly Compensated Employee if such
         Associate:

         (1) was at any time during the current Plan Year or the prior Plan Year, a "five percent owner," as defined in Code Section 416(i)(1), with respect to an Employer; or

         (2) received Limitation Year Compensation from the Employer in excess of Eighty Thousand Dollars ($80,000) (as adjusted by the Secretary of Treasury pursuant to Code Section 414(q)(1)) during the prior Plan Year, and, if the Employer elects the application of this clause for the prior Plan Year, was in the top-paid group of Associates during the prior Plan Year.

                  An Associate is in the top-paid group of Associates for any Plan Year if such Associate is in the group consisting of the top twenty percent (20%) of the Associates when ranked on the basis of Limitation Year Compensation paid during the Plan Year. For purposes of determining the number of Associates in the top-paid group, there shall not be included Associates who have not completed six (6) months of service, normally work less than seventeen and one-half (17-1/2) hours per week, normally work during six (6) or less months per year, have not attained the age of twenty-one (21), are nonresident aliens with no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income (within the meaning of Code Section 861(a)(3)), or are included in a unit of employees covered by a collective bargaining agreement (except to the extent provided in regulations);

         For purposes of this Section, "Limitation Year Compensation" shall have the same meaning as set forth in Subsection 5.09(7) hereof, subject to the following: (a) the determination of "Limitation Year Compensation" shall include amounts deferred pursuant to Code Sections 125, 401(k), 408(k)(6) and 403(b) which are otherwise excluded under Subsection 5.09(7) for Plan Years beginning prior to January 1, 1998, and (b) Limitation Year Compensation shall include compensation paid by any employer required to be aggregated with an Employer under Code Section 414(b), (c), (m) or (o).

         A Former Associate who is a Participant shall be treated as a Highly Compensated Employee if such Former Associate was a Highly Compensated Employee when he separated from service with the Employer or was a Highly Compensated Employee at any time after attaining age fifty-five
         (55). "Former Associate" shall mean a person who has been an Associate, but who ceased to be an Associate for any reason and later returned to employment with an Employer.

2.23     "Hour of Service" shall have the meaning respectively indicated below:

         (1) Performance of Duties. Each hour for which an Associate is directly or indirectly paid, or entitled to payment by an Employer or an Affiliated Company for the performance of duties shall be an Hour of Service. Each such Hour of Service shall be credited to the Employment Period (as defined in Section 3.03 hereof) or the Plan Year, as the case may be, in which the duties were performed. For purposes of this Section 2.23, the applicable Employment Period or Plan Year, as the case may be, as the context requires, shall be referred to as the "Computation Period."

         (2) Back Pay. Each hour for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by an Employer or an Affiliated Company shall be an Hour of Service. Each such Hour of Service shall be credited to the Computation Period to which the agreement or award for back pay pertains, rather than to the Computation Period in which the award, agreement or payment is made. If back pay is either awarded or agreed to for a period of time during which no duties are performed, the provisions of Subsections 2.23(3)
                  (a) through (c) hereof shall apply to the calculation and crediting of Hours of Service for such period of time.

         (3) Non-Working Time. Each hour for which an Associate is directly or indirectly paid, or entitled to payment, by an Employer or an Affiliated Company for reasons other than the performance of duties (irrespective of whether the employment relationship with such Employer or Affiliated Company has terminated) (such as vacations, holidays, illness, incapacity, disability, layoff, jury duty, military duty, compensated Leave of Absence or similar periods) shall be an Hour of Service. Each such Hour of Service shall be calculated and credited on the following basis:

                  (a) Units of Time. If payments for reasons other than the performance of duties are calculated on the basis of units of time, such as hours, days, weeks or months, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payments are calculated. In the case of an Associate without a regular work schedule, such Associate shall be credited with Hours of Service on the basis of the equivalency schedule set forth in Subsection 2.23(7) below. Each such Hour of Service shall be credited to the Computation Period in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

                  (b) No Units of Time. If payments for reasons other than the performance of duties are not calculated on the basis of units of time (such as lump sum disability payments for an injury), the number of Hours of Service to be credited shall be equal to the amount of the payment divided by the Associate's most recent hourly rate of Compensation before the period during which no duties are performed.

                           (i)      In the case of an Associate whose
                                    Compensation is determined on the basis of a fixed rate for specified periods of time (other than hours), such as days, weeks or months, such Associate's hourly rate of Compensation shall be such Associate's most recent rate of Compensation for a specified period of time (other than hours), divided by the number of hours regularly scheduled for the performance of duties during such period. In the case of an Associate without a regular work schedule, such Associate's rate of Compensation shall be calculated on the basis of the schedule of equivalent hours set forth in Subsection 2.23(7) below.

                           (ii)     In the case of an Associate whose
                                    Compensation is not determined on the basis of an hourly rate or on the basis of a fixed rate for specified periods of time, such Associate's hourly rate of Compensation shall be the lowest hourly wage paid to employees in the same job classification as that of such Associate or, if no employees in the same classification have an hourly rate of Compensation, the minimum wage as established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

                           (iii) Each such Hour of Service shall be credited to the Computation Period in which the period during which no duties are performed occurs, except that if such period extends beyond one of such Computation Periods such Hours of Service shall be allocated by the Benefits Advisory Committee, in its sole discretion, between not more than the first two (2) of such Computation Periods on a reasonable basis which is consistently applied with respect to all Associates within the same job classification, reasonably defined.

                  (c)      Exclusions.  Notwithstanding the foregoing:

                           (i) An Associate shall not be credited on account of a period during which no duties are performed with a number of Hours of Service which is greater than the number of hours regularly scheduled for the performance of duties during such period.

                           (ii) In no event shall the number of Hours of Service attributable to a single continuous period (whether or not such period involves more than one Computation Period) for which no duties are performed exceed five hundred one (501) Hours of Service.

                           (iii) Hours of Service shall not be credited to a period for which payments are made to an Associate where those payments solely reimburse such Associate for medical or medically related expenses incurred by such Associate.

                           (iv) Hours of Service shall not be credited for a period to which payments pertain if such payments are made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws.

         (4) No Duplication of Credit. An Associate shall not be credited with the same Hours of Service under both (a) Subsection 2.23(1) or 2.23(3), as the case may be, and (b) Subsection 2.23(2).

         (5) Overlapping Payroll Period. In the case of Hours of Service to be credited to an Associate for a period of no more than thirty-one (31) days which overlap two (2) Computation Periods, all such Hours of Service shall be credited to either the first or the second of such Computation Periods as the Benefits Advisory Committee, in its sole discretion, may determine on a consistent basis with respect to all Associates within the same job classification, reasonably defined.

         (6) Uncompensated Leaves of Absence. Solely for purposes of determining whether an Associate has a One-Year Break in Service, Hour of Service shall include each hour (credited on the basis of the schedule of equivalent hours set forth in Subsection 2.23(7) below if any, or if not, on the basis of eight (8) Hours of Service for each workday of such Leave of Absence) for which an Associate is not paid but is on a Leave of Absence.

         (7) Determination of Hours of Service to be Credited to Associates. The determination of the Hours of Service which must be credited to an Associate in accordance with the provisions of this Section 2.23 shall be made from records maintained by an Employer or an Affiliated Company which currently reflect the actual number of Hours of Service required to be credited under this Section 2.23.

         (8) Service with Predecessor Employer. Notwithstanding anything in this Plan to the contrary, if an Associate becomes an Associate of an Employer or Affiliated Company by reason of a stock or asset acquisition of another company by such Employer or Affiliated Company, such Associate's Hours of Service with the acquired company will be taken into account as indicated on Schedule A attached hereto.

2.24 "Investment Committee" shall mean the Plan Investment Committee appointed to direct Plan investments pursuant to Section 16.01.

2.25 "Investment Manager" shall mean any fiduciary other than the trustee or a Named Fiduciary that: (1) is either (a) registered as an investment adviser under the Investment Advisers Act of 1940, or (b) a bank (as defined in the Investment Advisers Act of 1940), or (c) an insurance company qualified to manage, acquire or dispose of Plan assets under the laws of more than one state, (2) acknowledges in writing that it is a fiduciary with respect to the Plan, and (3) is granted the power to manage, acquire or dispose of any asset of the Plan pursuant to Section
         15.11 hereof.

2.26 "Leave of Absence" shall mean an absence from the active employment of an Employer by reason of an approved absence granted by such Employer on the basis of a uniform policy applied by such Employer without discrimination.

2.27 "Non-Highly Compensated Employee" shall mean each Associate Participant who is not a Highly Compensated Employee.

2.28 "One-Year Break in Service" shall mean, for purposes of eligibility to participate, the Employment Period during which an Associate has five hundred (500) or fewer Hours of Service and, for purposes of vesting, a Plan Year during which an Associate has five hundred (500) or fewer Hours of Service.

         Notwithstanding any other provision of this Section 2.27 to the contrary, solely for purposes of determining whether an Associate has a One-Year Break in Service, Hours of Service shall include hours during which an Associate is first absent from work for any period solely for one of the following reasons: (1) by reason of (a) the Associate's pregnancy, (b) the birth of the Associate's child, (c) the placement of a child with the Associate in connection with the adoption of such child by the Associate, or (2) for the purpose of caring for such child for a period beginning immediately following such birth or placement. Hours of Service shall be credited for purposes of this Subsection to the Plan Year in which such absence from work begins, provided crediting of such Hours of Service in such Plan Year would prevent the Participant from incurring a One-Year Break in Service in such Plan Year solely because of the crediting of hours in such Plan Year. In any other case, Hours of

         Service shall be credited for purposes of this Subsection to the immediately following Plan Year. The Hours of Service credited for purposes of this Subsection shall be those hours which otherwise normally would have been credited but for such absence, or, in any case in which the Benefits Advisory Committee is unable to determine the hours normally credited, Hours of Service shall be calculated on the basis of the schedule of equivalent hours set forth in Subsection 2.23(7), if any, or if not, on the basis of eight (8) Hours of Service for each workday of such absence. The total number of Hours of Service required to be credited for any absence described in this Subsection shall not exceed five hundred one (501). Notwithstanding the foregoing provisions of this Section, no Hours of Service credit shall be given pursuant to this Subsection unless the Associate furnishes the Benefits Advisory Committee with such information as the Benefits Advisory Committee shall require to establish: (1) that the absence from work was solely for the reasons referred to herein, and (2) the number of days for which there was such an absence.

2.29 "Participant" shall mean an Eligible Associate who participates in the Plan as provided in Article III hereof or a former Associate who has a vested interest in the Plan. "Former Participant" shall mean an individual who was previously a Participant in the Plan but who no longer has any vested interest in the Plan.

2.30 "Plan" shall mean the Hastings Entertainment, Inc. Associates' Stock Ownership Plan as set forth in this document, and as hereafter amended.

2.31 "Plan Year" shall mean the twelve (12) consecutive month period ending on January 31.

         If any Plan Year consists of less than twelve (12) consecutive months (hereinafter referred to as the "Short Plan Year"), the following rules shall apply:

         (1) Where Hours of Service are relevant to the allocation of Company Contributions, a Participant receives credit for the requisite number of hours required for purposes of receiving an allocation of Company Contributions if the Participant receives credit for the Applicable Hours during the Short Plan Year. For purposes of this paragraph, "Applicable Hours" shall mean the product of (a) the requisite number of required hours times (b) a fraction whose numerator is the number of complete months in the Short Plan Year and whose denominator is twelve
                  (12).

         (2) Where hours of service and years of service are relevant for eligibility or vesting purposes under this Plan, an Associate shall receive credit for one (1) Eligibility Year of Service or Vesting Year of Service, as appropriate, for the Short Plan Year, if the Associate completes one thousand (1,000) Hours of Service in the twelve (12) consecutive-month period beginning on the first day of the Short Plan Year (the "Short Year Computation Period") and shall receive credit for another Eligibility Year of Service or Vesting Year of Service, as appropriate, for the Plan Year in which such Short Year Computation Period ends (the "Succeeding Computation Period") if the Associate completes one thousand (1,000) Hours of Service in the Succeeding Computation Period. Hours of Service completed during the period between the end of the Short Plan Year and the end of the Short Year Computation Period shall be credited to both the Short Year Computation Period and to the Succeeding Computation Period.

2.32 "Publicly Traded" shall mean with respect to Company Stock, such a security that is listed on a national securities exchange registered under Section 6 of the Securities and Exchange Act of 1934

         (the "Securities Exchange Act") or that is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act.

2.33 "QDRO Account" shall mean that part of any other Account which has been isolated from such Account for the benefit of an Alternate Payee pursuant to a Qualified Domestic Relations Order.

2.34 "Qualified Contributions" shall mean contributions of Company Stock to a Participant's Employer Contribution Account under the Plan after December 31, 1986, and any dividends in the form of Company Stock or in cash or other property that is used to acquire Company Stock after such date that have been transferred to the Participant's Account. Unless the employer separately accounted for each Participant's Qualified Contributions under the Plan, Qualified Contributions shall be traced to each Participant's Account by treating allocations made under the Plan after December 31, 1986, as consisting first of Qualified Contributions and, secondly, of contributions that are not Qualified Contributions.

2.35 "Qualified Domestic Relations Order" shall mean a judgment, order or decree which:

         (1) Relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant; and

         (2) Is made pursuant to a state domestic relations law (including a community property law); and

         (3) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan; and

         (4) Is determined by the Plan Administrator to meet all applicable requirements pursuant to the procedure established by the Benefits Advisory Committee for determining whether an order is a Qualified Domestic Relations Order pursuant to Code
                  Section 414(p).

2.36     "Qualifying Employer Security" shall mean, except as provided in
         Section 12.07, a Company Stock which is (1) stock or otherwise an equity security, or (2) a bond, debenture, note or certificate or other evidence of indebtedness described in paragraphs (1), (2) and (3) of
         Section 503(3) of the Code.

2.37 "Qualified Participant" shall mean a Participant who has completed at least ten (10) years of participation in the Plan and has attained fifty-five (55) years of age. In addition, such Participant's Account which is derived from Qualified Contributions must have a fair market value (as determined by the provisions of the Plan) in excess of five hundred dollars ($500).

         For purposes of determining whether the Participant's Account which is derived from Qualified Contributions exceeds five hundred dollars ($500), all contributions shall be counted that meet the requirements of a Qualified Contribution that are made on behalf of the Qualified Participant to any other plan maintained by an Employer that is within the same controlled group of corporations (within the meaning of Code
         Section 414(b), (c), (m), or (o)) as the Company.

2.38 "Required Beginning Date" shall mean, for Plan Years beginning after December 31, 1996, April 1 of the calendar year following the later of:
         (1) the calendar year in which the Participant attains age seventy and one-half (70-1/2), or (2) the calendar year in which the Participant retires. Notwithstanding the preceding sentence, for a Participant who is a five percent (5%) owner within the meaning of Code Section 416(i) at any time during the calendar year in which such individual attains age seventy and one-half (70-1/2), "Required Beginning Date" shall mean April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2).

2.39     "Retirement Date" shall mean the date on which occurs the sixty-fifth
         (65th) birthday of a Participant. "Early Retirement Date" shall mean the first day of the Plan Year coincident with or following the date on which occurs the later of: (1) the date on which occurs the fifty-fifth
         (55th) birthday of a Participant, and (2) the Participant's completion of ten (10) Vesting Years of Service.

2.40 "Self-Employed Individual" shall mean an individual who has Earned Income for the taxable year from a trade or business which has established the Plan, and, also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

2.41 "Sponsoring Company" shall mean Hastings Entertainment, Inc., and any successor thereto that continues to maintain the Plan.

2.42 "Suspense Account" shall mean the record maintained by the Benefits Advisory Committee pursuant to Section 5.04 of shares of Company Stock which have been acquired by the Trustee with an Exempt Loan and which have not been allocated to the Accounts of Participants.

2.43 "Termination of Employment" shall mean the termination of employment with all Employers and all Affiliated Companies, whether voluntarily or involuntarily, other than by reason of a Participant's retirement after attaining his Retirement Date or Early Retirement Date or after sustaining Total and Permanent Disability, or death.

         A Leave of Absence will not constitute a Termination of Employment provided the Associate returns to the active employment of the Employer at or prior to the expiration of his leave, or if not specified therein, within the period of time which accords with such Employer's policy with respect to permitted absences. If the Associate does not return to the active employment of such Employer at or prior to the expiration of his Leave of Absence, his employment will be considered terminated as of the date on which his leave began. Notwithstanding the above, any termination of employment must also qualify as a "separation from service" as required in Code Section 409(d)(1) and the regulations and rulings interpreting such Section before any distribution is made to a Participant under this Plan.

         Notwithstanding the foregoing provisions of this Section, absence from the active Service of the Employer because of military Service will be considered a Leave of Absence granted by an Employer and will not terminate the employment of an Associate if he returns to the active employment of an Employer within the period of time during which he has reemployment rights under any applicable federal law or within sixty
         (60) days from and after discharge or separation from such military Service if no federal law is applicable. However, no provision of this Section or of the remainder of the Plan shall require reemployment of any Associate whose active Service with an Employer was terminated by reason of military Service.

         All references to Termination of Employment for a Self-Employed Individual shall include termination of self-employment with all Employers and Affiliated Companies.

2.44 "Total and Permanent Disability" shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which constitutes total disability under the federal Social Security Act, and for which the Participant has submitted evidence that he has actually been approved for Social Security disability benefits.

2.45 "Trust" shall mean the legal entity resulting from the Trust Agreement between the Sponsoring Company and the Trustee who receives the contributions under the Plan, and holds, invests, and disburses funds to or for the benefit of Participants and their Beneficiaries.

2.46 "Trust Agreement" shall mean the instrument establishing the Trust, as amended from time to time.

2.47 "Trust Fund" shall mean all assets of whatsoever kind or nature from time to time held by the Trustee pursuant to the Trust Agreement without distinction as to income and principal.

2.48 "Trustee" shall mean the party or parties, individual or corporate, named in the Trust Agreement and any duly appointed additional or successor Trustee or Trustees acting thereunder.

2.49 "Valuation Date" shall mean each business day of the Plan Year on which the New York Stock Exchange is open for business, and also the last day of the Plan Year, if not such a business day. In the event that any "Y2K" computer programming incompatibilities or issues arise which prevent valuations from occurring on each business day, the Valuation Date shall be the last day of each quarter of the Plan Year until such programming incompatibilities or issues are resolved.

2.50 "Vesting Year of Service" shall mean a Plan Year, beginning with the Plan Year in which the Associate commenced employment or reemployment with an Employer or any Affiliated Company, during which a Participant has completed one thousand (1,000) or more Hours of Service with an Employer or Affiliated Company, subject to the provisions of Section
         3.03 hereof.

2.51 Whenever a noun, or a pronoun in lieu thereof, is used in this Plan in plural form and there be only one person, thing or institution within the scope of the word so used, or in singular form and there be more than one person, thing or institution within the scope of the word so used, such word, or the pronoun used in lieu thereof, shall have a plural or singular meaning, as the case may be. Pronouns of the masculine gender may mean the feminine and vice versa.

2.52     The words "herein," "hereof," and "hereunder" shall refer to the Plan.

2.53 The expressions listed below shall have the meanings stated in the Sections or Subsections hereof respectively indicated:

         "1933 Act"                                  Subsection 11.08(1)

         "Annual Additions"                          Section 5.06

         "Applicable Life Expectancy"                Subsection 11.05(6)(a)

         "Company Contribution"                      Section 4.01

         "Compensation"                              Section 2.13

         "Computation Period"                        Subsection 2.23(1)

         "Current Value"                             Subsection 6.03(1)

         "Defined Benefit Plan"                      Subsection 5.09(2);
                                                     Subsection 22.01(1)

         "Defined Benefit Plan  Fraction"            Subsection 5.09(3)

         "Defined Contribution Plan"                 Subsection 5.09(4);
                                                     Subsection 22.01(2)

         "Defined Contribution                       Subsection 5.09(5)
           Plan Fraction"

         "Determination Date"                        Subsection 22.01(3)

         "Direct Rollover"                           Subsection 11.16(2)(d)

         "Distributee"                               Subsection 11.16(2)(c)

         "Distribution Calendar Year"                Subsection 11.05(6)(b)

         "Early Retirement Date"                     Section 2.38

         "Effective Date"                            Section 1.01

         "Eligibility Year of Service"               Section 3.03

         "Eligible Participant"                      Section 5.01

         "Eligible Retirement Plan"                  Subsection 11.16(2)(b)

         "Eligible Rollover Distribution"            Subsection 11.16(2)(a)

         "Employment Period"                         Section 3.03

         "Employment Termination Account"            Section 10.07

         "Entry Date"                                Section 3.01

         "Forfeiture"                                Subsection 10.05(5)

         "Former Associate"                          Section 2.22

         "Former Participant"                        Section 2.28

         "Indemnified Person"                        Section 15.13

         "Key Employee"                              Subsection 22.01(4)

         "Key Employee Participant"                  Subsection 22.01(5)

         "Limitation Year"                           Subsection 5.09(6)

         "Limitation Year Compensation"              Section 2.22;
                                                     Subsection 5.09(7);
                                                     Subsection 22.01(6)

         "Named Fiduciaries"                         Section 15.09

         "Net Earnings and Adjustments               Subsection 6.04(2)
           in Value of the Trust Fund"

         "Non-Key Employee"                          Subsection 22.01(7)

         "Non-Participating Affiliated               Subsection 3.01(4)
           Company"

         "Nonvested Amount"                          Subsection 10.05(2)

         "Option Period"                             Section 11.10

         "Option Price"                              Section 11.10

         "Participant Offer"                         Section 11.12(1)

         "Participant's Benefit"                     Subsection 11.05(6)(c)

         "Permissive Aggregation Group"              Subsection 22.01(8)

         "Plan Administrator"                        Section 15.07

         "Put"                                       Section 11.10

         "Qualified Consent"                         Subsection 9.02(2)

         "Qualifying Employer Security"              Section 12.07

         "Required Aggregation Group"                Subsection 22.01(9)

         "Retirement Plan"                           Subsection 5.09(1)

         "Super Top Heavy Plan"                      Subsection 22.02(2)

         "Third Party Offer"                         Subsection 11.12(1)

         "Top Heavy Plan"                            Subsection 22.02(1)

         "Top Heavy Ratio"                           Subsection 22.02(3)

         "Valuation Calendar Year"                   Subsection 11.05(6)(c)

         "Valuation Date"                            Section 2.48;
                                                     Subsection 22.01(10)

                                   ARTICLE III

                 REQUIREMENTS FOR ELIGIBILITY AND PARTICIPATION

3.01 Eligibility. An Eligible Associate who met the eligibility requirements under the Plan and was a Participant in the Plan as it existed on the date immediately prior to the Effective Date shall continue to be a Participant in the Plan on the Effective Date. Each other Eligible Associate shall become a Participant in accordance with the applicable paragraph of this Section 3.01:

         (1) Service and Age. An Eligible Associate shall become a Participant as of the February 1 or August 1 (the "Entry Date") coinciding with or next following the later of the date upon which such Eligible Associate (a) completes an Eligibility Year of Service, or (b) attains age twenty-one
                  (21), provided such Eligible Associate is so employed on such Entry Date.

         (2) Reemployment Prior to Break in Service. In the event an Eligible Associate suffers a Termination of Employment after completing the eligibility requirements of Subsection 3.01(1) but prior to the Entry Date upon which such Eligible Associate would have participated in the Plan, and such Eligible Associate is reemployed by an Employer after the Entry Date upon which the Eligible Associate would have participated in the Plan but prior to a One-Year Break in Service, such Eligible Associate shall participate in the Plan as of his Date of Reemployment.

         (3) Reemployment After Break in Service. In the event an Eligible Associate suffers a Termination of Employment prior to or after completing the eligibility requirements of Subsection 3.01(1) but prior to the Entry Date upon which such Eligible Associate would have participated in the Plan, and such Eligible Associate is reemployed by an Employer after incurring a One-Year Break in Service, such Eligible Associate shall be treated as a new Associate and shall become a Participant as of the Entry Date coinciding with or next following the date upon which such Eligible Associate completes the eligibility requirements of Subsection 3.01(1), provided such Eligible Associate is so employed on such Entry Date.

         (4) Transfer to Non-Participating Affiliated Company Prior to Completion of Eligibility Requirements. In the event an Eligible Associate transfers to an Affiliated Company that has not adopted the Plan (a "Non-Participating Affiliated Company") prior to completing the eligibility requirements of Subsection 3.01(1) and is employed continuously with a Non-Participating Affiliated Company until his transfer back to an Employer, such Eligible Associate shall become a Participant as of the Entry Date coinciding with or next following the date upon which such Associate completes the eligibility requirements of Subsection 3.01(1), provided such Eligible Associate is so employed on such Entry Date.

         (5) Transfer to Non-Participating Affiliated Company After Completion of Eligibility Requirements. In the event an Eligible Associate transfers to a Non-Participating Affiliated Company after completing the eligibility requirements of Subsection 3.01(1) but prior to the Entry Date upon which such Eligible Associate would have participated in the Plan, and is employed continuously with a Non-Participating Affiliated Company until his transfer back to an Employer, such Eligible Associate shall become a Participant as of (a) the date of his transfer back to an Employer, if the transfer is after the Entry Date upon which such Eligible Associate would have participated in the Plan, or (b) the Entry Date coinciding with or next following the date upon which such Associate transfers back to an Employer, provided such Eligible Associate is so employed on such Entry Date.

3.02 Employment with a Predecessor Employer. If the Plan had previously been maintained by a predecessor of an Employer, whether a corporation, partnership, sole proprietorship or other business entity, any period of employment with such predecessor shall be treated as a period of employment with an Employer. If the Plan had not been previously maintained by a predecessor of an Employer, employment with such predecessor shall not be taken into account, except to the extent required pursuant to regulations prescribed by the Secretary of the Treasury or his delegate or as otherwise provided in the Plan.

3.03 Eligibility Year of Service. An "Eligibility Year of Service" shall mean the Employment Period during which such Associate performs one thousand (1,000) or more Hours of Service subject to the provisions of
         Section 3.02 hereof. For purposes of determining an Associate's Eligibility Year of Service, the "Employment Period" to be used shall be the initial twelve (12) consecutive month period beginning on an Associate's Date of Employment or Date of Reemployment and thereafter the Plan Year, beginning with the Plan Year within which occurs the Associate's first anniversary of his Date of Employment or Date of Reemployment. Any Associate who is credited with one thousand (1,000) or more Hours of Service with an Employer or any Affiliated Company in both the initial twelve (12) month period beginning on such Associate's Date of Employment or, if applicable, an Associate's Date of Reemployment, and the Plan Year within which such initial twelve (12) month period ends, shall be credited with two (2) Eligibility Years of Service at the end of such Plan Year.

3.04 Participation Upon Reemployment. In the event that a Participant or Former Participant who has suffered a Termination of Employment and has a period of One-Year Breaks in Service is subsequently reemployed by an Employer, for purposes of determining his eligibility to participate in the Plan after his reemployment, he shall be treated as follows:

         (1) If such Participant (a) had a vested amount in his Company Contribution Account preceding the period of One-Year Breaks in Service, or (b) had no vested benefit preceding such period of One-Year Breaks in Service and did not have five (5) or more consecutive One-Year Breaks in Service within such period, he shall resume participation in the Plan effective as of his Date of Reemployment.

         (2) If such Participant had no vested amount in his Company Contribution Account preceding such period of One-Year Breaks in Service and he had five (5) or more consecutive One-Year Breaks in Service within such period, he shall be treated the same as a new Associate who had no prior employment before his Date of Reemployment.

3.05     Change in Status of Eligible Associate.

         (1) In the event an Associate, including an Associate who previously was not defined as an Eligible Associate under
                  Section 2.17 hereof, becomes defined as an Eligible Associate, such individual shall become a Participant in the Plan as of the date he becomes defined as an Eligible Associate, provided he has met the other requirements for eligibility set forth in
                  Section 3.01 hereof and previously would have begun to participate in the Plan had he been defined as an Eligible Associate. If such individual has not met the other requirements for eligibility set forth in Section 3.01 hereof, such individual shall be treated as if he had always been defined as an Eligible Associate and shall become a Participant in the Plan as of the

                  Entry Date coinciding with or next following the date the individual meets the requirements for eligibility set forth in
                  Section 3.01 hereof.

         (2) In the event a Participant who ceased to be defined as an Eligible Associate under Section 2.17 hereof but who did not incur a Termination of Employment with an Employer subsequently becomes defined as an Eligible Associate again, such Eligible Associate shall recommence participation in the Plan for all purposes without regard to the limitations imposed by Section 5.11 hereof, as of the date he again becomes defined as an Eligible Associate.

3.06 Participation in the Plan. Each Eligible Associate shall be provided with such information as is required by ERISA within the time prescribed for providing such information. In addition, each Participant shall be provided with a designation of Beneficiary form which shall provide for a designation of one or more Beneficiaries to receive benefits in the event of the Participant's death.

                                   ARTICLE IV

                                  CONTRIBUTIONS

4.01 Company Contributions. Each Plan Year, each Employer shall make a cash contribution (the "Company Contribution") to the Trust in such amount as its board of directors (or such other person or group of persons referred to in Section 23.07 hereof in case of an Employer which is not a corporation) in its sole discretion may authorize; provided, however, that an Employer may determine that no Company Contribution shall be made for a Plan Year. An Employer's Company Contribution may be made in cash or shares of Company Stock or in a combination of cash and Company Stock.

         In no event, however, shall any Company Contribution exceed the maximum deductible Company Contribution under Code Section 404(a) including any amount which may be deductible by the Employer under the carryover provisions of the Code. Notwithstanding the foregoing, to the extent necessary to provide the required top heavy minimum allocation described in Article XXII, an Employer shall make a contribution even if it exceeds the amount which is deductible under Code Section 404.

4.02 Date of Payment and Allocation of Company Contributions. An Employer shall make its Company Contributions to the Trust Fund for a Plan Year on or before the last date, including any extensions thereof, for filing its federal income tax return for its Fiscal Year ending with or after the last day of such Plan Year. Company Contributions shall be deemed to have been made and shall be allocated to the Company Contribution Accounts of Eligible Participants in accordance with
         Section 5.01 hereof as of the earlier of (1) the Valuation Date on or next following the date on which they are made to the Trust Fund, or
         (2) the last day of the Plan Year for which they are made.

4.03 Associate Contributions. No Associate contributions will be permitted to or accepted by this Plan.

4.04     Special Provisions for Participants Who Enter the Armed Forces.

         (1) If a Participant is absent from employment for voluntary or involuntary military Service with the armed forces of the United States and returns to employment within the period required under the law pertaining to veterans' reemployment rights, the Participant shall not be treated as having incurred any One-Year Breaks in Service for the period of the Participant's absence from employment, in accordance with the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA").

         (2) The Employer shall contribute all Company Contributions described in Section 4.01 for a Participant returning from a "qualified military leave" (as defined in Code Section 414(u)(5)) in the amount, if any, that would have been contributed for such individual during such qualified military leave.

         (3) In determining the amount of Company Contributions that would be allocated to the Participant under Section 5.01, "Compensation" for purposes of this Section 4.04 shall mean:

                  (a) the Compensation the Participant would have received during the period of qualified military Service determined based on the rate of pay the Participant would have received but for the military Service absence; or

                  (b) if the Compensation of the Participant during the qualified military Service is not determinable under
                           Section 4.04(3)(a), then the Participant's average Compensation from the Employer during the twelve (12) month period immediately before the qualified military Service (or, if shorter, the period of employment with the Employer immediately before the qualified military Service).

         (4) Company Contributions made under Subsection 4.04(3) shall be attributed to the Plan Year and Limitation Year to which they relate.

         (5) Company Contributions made pursuant to this Section 4.04 shall not cause the Plan to fail to satisfy the requirements of Code Sections 401(a)(4), 410(b) or 416 by reason of the fact these contributions were made or a Participant had the right to receive Company Contributions.

                                    ARTICLE V

                      ALLOCATION TO PARTICIPANTS' ACCOUNTS

5.01 Method of Allocating Company Contributions. Subject to Sections 5.06, 5.07, 5.08, 5.09 and Subsection 22.03(2) hereof, the total Company Contribution made for each Plan Year shall be allocated in accordance with Section 4.02 among the Company Contribution Accounts of all Participants (the "Eligible Participants") who: (1) have completed one thousand (1,000) or more Hours of Service with one (1) or more Employers for the Plan Year and are employed by an Employer on the last day of the Plan Year, or (2) have died, retired or suffered Total and Permanent Disability during such Plan Year, regardless of whether such Participants have completed one thousand (1,000) or more Hours of Service for such Plan Year, or (3) are on Leave of Absence on the last day of the Plan Year who received Compensation form the Employer during the Plan Year, regardless if such Participants performed one thousand (1,000) Hours of Service during the Plan Year.

         Each Eligible Participant's allocable share of Company Contributions shall be in the proportion that his Compensation for such Plan Year bears to the total Compensation of all Eligible Participants for such Plan Year. In the event the Company Contribution consists of Company Stock, the Company Stock should be allocated in this ratio according to the number of shares contributed.

5.02 Suspense Account. The Benefits Advisory Committee shall establish a Suspense Account for each Exempt Loan made pursuant to Article XII and shall allocate thereto any Qualifying Employer Securities acquired with the proceeds of such Exempt Loan provided, however, that the Benefits Advisory Committee need not establish a separate Suspense Account for each Exempt Loan that is made for purposes of repaying a prior Exempt Loan. Any Qualifying Employer Securities allocated to a Suspense Account shall be treated as if they were given as collateral for the Exempt Loan as provided in Section 12.3 without regard to whether they are actually given as collateral for such loan, and shall be released from the Suspense Account in accordance with the provisions of Section
         12.6 for allocation to the Participants and Beneficiaries in accordance with Section 6.04(4).

5.03 Allocation to a Participant Who Ceases to be an Eligible Associate or Who is Transferred to a Non-Participating Affiliated Company. If a Participant who is an Eligible Associate ceases to be an Eligible Associate or is transferred from an Employer to a Non-Participating Affiliated Company, he shall participate in the allocation of Company Contributions for the Plan Year in which the cessation or transfer took place, provided the Associate either (1) completes one thousand (1,000) Hours of Service with an Employer or a Non-Participating Affiliated Company in such Plan Year and is employed by an Employer or a Non-Participating Affiliated Company on the last day of the Plan Year or (2) dies, retires or suffers Total and Permanent Disability during such Plan Year, regardless of whether such Participant has completed one thousand (1,000) or more Hours of Service for such Plan Year. Such allocation shall be made upon the basis of such Participant's Compensation from the Employer up to the date of the cessation of Eligible Associate status or transfer. In any subsequent Plan Year, such Participant shall receive no further allocations of any Company Contributions under the Plan unless and until he subsequently becomes an Eligible Associate.

5.04 Allocation of Contributions and Qualifying Employer Securities Released From Suspense Accounts - General. As of the Valuation Date coinciding with the last day of the Plan Year, the Benefits Advisory Committee shall:

         (1)      First, determine the aggregate limitation prescribed by
                  Section 5.06 for all Participants described in Section 5.01. To the aggregate limitation add any amounts described in
                  Section 4.01.

         (2) Next, allocate (a) Company Contributions, if any, not used to repay Exempt Loans, and (b) any Qualifying Employer Securities released from Suspense Accounts that are not given as collateral for a new Exempt Loan (the proceeds of which are used to repay a prior Exempt Loan), to the Accounts of all Associates entitled to share in the amount described in
                  Section 4.01 in the proportion that the amount required for all entitled Associates until the amount described in Section
                  4.01 is fully allocated. Former Associates and Beneficiaries shall be treated as Associates for purposes of this paragraph.

         (3) Finally, allocate (a) any Qualifying Employer Securities released from Suspense Accounts that are not given as collateral for a new Exempt Loan, the proceeds of which are used to repay a prior Exempt Loan, and (b) Company Contributions, if any, not used to repay Exempt Loans, in accordance with Section 5.05 to the Accounts of each Participant entitled to an allocation under Section 5.01. The allocation of Company Contributions for any such Participant shall not exceed the amount determined pursuant to Section
                  5.06. If, after the first such allocation, any Company Contributions remain, the remainder shall be allocated and reallocated in the same manner prescribed in this paragraph until exhausted.

5.05 Method of Allocating and Crediting Contributions and Qualifying Employer Securities Released from Suspense Accounts. Subject to the conditions of Section 5.06, as of the last day of the Plan Year, the Company Contributions, if any, for the Plan Year ending on that date that are not used to repay Exempt Loans, if any, which arose under the Plan that year, and Qualifying Employer Securities, if any, released from Suspense Accounts for that year that are not given as collateral for an Exempt Loan, the proceeds of which are used to repay a prior Exempt Loan, shall be allocated among and credited to the Accounts of Participants entitled to share in the Company Contributions for that Plan Year (as provided in Section 5.01) in the proportion that each such Participant's Compensation for the Plan Year bears to the Compensation of all such Participants for such Plan Year.

         For purposes of this Section 5.05, "Compensation" includes only base pay and excludes commissions, bonuses, moving expenses, health club dues, and executive medical reimbursement, and other similar perquisites; however, Compensation does include in base pay amounts that have been deferred in connection with the Employer's 401(k) plan and pursuant to a cafeteria plan for medical insurance premiums or other benefit programs. For the purposes of determining Compensation, as defined herein, amounts accrued to a Participant shall be equivalent to qualifying amounts paid to a Participant hereunder.

5.06     Limitation on Annual Additions.

         (1) Notwithstanding any other provision of the Plan, the sum of the Annual Additions to a Participant's Account for any Limitation Year shall not exceed the lesser of: (a) Thirty Thousand Dollars ($30,000) (or such higher amount to which such amount shall be adjusted by the Secretary of the Treasury or his delegate pursuant to Code Section 415(d)), or (b) twenty-five percent (25%) of such Participant's Limitation Year Compensation for the entire Limitation Year (even though such Participant may not have been a Participant for the entire Limitation Year). For purposes of the preceding sentence, if the Trustee enters into an Exempt Loan pursuant to Article XII hereof and no more than one-third (1/3) of the Company Contributions made to the Plan for the Plan Year are allocated to the Accounts of Highly Compensated Employees (within the meaning of Section 414(q) of the Code), the Company Contributions that are used to pay the interest on the Exempt Loan for the Plan Year, will not be included in determining whether the Plan satisfies the limitations of this
                  Section 5.06(1). If a Limitation Year is less than a twelve
                  (12) consecutive month period, the above dollar limitations for the short Limitation Year shall not exceed the amount determined in the preceding sentence multiplied by a fraction, the numerator of which is the number of whole months in the short Limitation Year and the denominator of which is twelve
                  (12). The term "Annual Additions" to a Participant's Account for any Limitation Year shall mean the sum of:

                  (a) such Participant's allocable share of the Company Contributions credited to such Participant within such Limitation Year; and

                  (b) such Participant's allocable share of Forfeitures, if any, credited to such Participant within such Limitation Year; and

                  (c) any amount allocated to an "individual medical account," as defined in Code Section 415(l)(2), which is part of a Defined Benefit Plan maintained by an Employer; and

                  (d) any amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by an Employer.

                  Solely for purposes of this Section 5.06, the determination of a Participant's allocable share of Company Contributions and Forfeitures, if any, for a Limitation Year shall exclude any Company Contributions, and Forfeitures, if any, allocated to such Participant for any of the reasons set forth in Sections 1.415-6(b)(2)(ii)-(vi) of the Income Tax Regulations (except as otherwise provided in such Sections).

         (2) In the event that as a result of: (a) the allocation of Forfeitures, (b) a reasonable error in estimating a Participant's Limitation Year Compensation, or (c) other facts and circumstances which the Internal Revenue Service finds justify the availability of the provisions of this Subsection and Subsection 5.06(3), it is determined that the Annual Additions to a Participant's Account for any Limitation Year would be in excess of the limitations contained in Subsection 5.06(1) herein, such Annual Additions shall be reduced to the extent necessary to bring such Annual Additions within the limitations contained in Subsection 5.06(1) by reducing such Participant's allocable share of Forfeitures, if any, and Company Contributions for the Plan Year ending within such Limitation Year.

         (3) If, and to the extent that the amount of any Participant's allocable share of Forfeitures, if any, or Company Contributions is reduced in accordance with the provisions of Subsection 5.06(2) above, the amount of such reduction shall be maintained in a separate suspense account under the Trust to be used to reduce Company Contributions for that Participant for the next succeeding Limitation Year (and succeeding Limitation Years, as necessary), if that Participant is employed as of the end of such Limitation Year.

                  If such Participant is no longer employed as of the end of such next succeeding Limitation Year (or succeeding Limitation Years, if applicable), then the amount in the suspense account shall continue to be held in such suspense account for such Limitation Year and shall reduce Company Contributions for such next succeeding Limitation Year (and succeeding Limitation Years, if applicable) and shall, subject to the provisions of Subsection 5.06(1), be allocated and reallocated in such next succeeding Limitation Year (and succeeding Limitation Years, if applicable), among all of the remaining Participants in the Plan. Any suspense account established pursuant to this Subsection shall not be adjusted to reflect net income, loss, appreciation or depreciation in the value of the Trust Fund as provided for a Participant's regular Accounts pursuant to Article VI hereof.

                  Notwithstanding any other provision of the Plan to the contrary, in the event amounts are credited to a suspense account, no Company Contributions shall be made to the Plan for a Plan Year while there are any amounts in such separate suspense account attributable to prior Plan Years which cannot be allocated to Participants in accordance with the terms of this Subsection.

5.07 Limitations on Annual Additions for Employers or Affiliated Companies Maintaining Other Defined Contribution Plans. In the event that any Participant in this Plan is also a participant under any other Defined Contribution Plan maintained by an Employer or an Affiliated Company (whether or not terminated), the total amount of Annual Additions to such Participant's accounts under all such Defined Contribution Plans shall not exceed the limitations set forth in Subsection 5.06(1) hereof. If such total amount of Annual Additions to a Participant's accounts under all such Defined

         Contribution Plans does exceed the limitations set forth in Subsection 5.06(1) hereof, then the Annual Additions to such Participant's Accounts in this Plan shall be reduced, and such reduction shall be accomplished in accordance with the provisions of Section 5.06 hereof.

5.08 Limitations on Annual Additions for Employers or Affiliated Companies Maintaining Defined Benefit Plans. For Limitation Years beginning prior to December 31, 1999, in the event that any Participant under this Plan is a participant under one or more Defined Benefit Plans maintained by an Employer or an Affiliated Company (whether or not terminated), then the sum of the Defined Benefit Plan Fraction for such Limitation Year and the Defined Contribution Plan Fraction for such Limitation Year shall not exceed one (1.0). If the sum of the Defined Benefit Plan Fraction for any Limitation Year and the Defined Contribution Plan Fraction for such Limitation Year does exceed one (1.0), then such Participant's benefits under the Defined Benefit Plan shall be reduced in accordance with the requirements of Code Section 415 and the applicable regulations thereunder to the extent necessary to comply with the limitations set forth in this Section. The provisions of this
         Section 5.08 shall not apply for Limitation Years beginning on or after January 1, 2000.

5.09 Definitions for Purposes of Determining the Annual Addition Limitations. For purposes of Sections 5.06, 5.07, and 5.08 hereof and this Section 5.09, the following definitions shall apply:

         (1) "Retirement Plan" shall mean (a) any profit-sharing, pension or stock bonus plan described in Code Sections 401(a) and 501(a), (b) any annuity plan or annuity contract described in Code Section 403(a) or 403(b), and (c) any simplified employee pension plan described in Code Section 408(k).

         (2) "Defined Benefit Plan" shall mean any Retirement Plan which does not meet the definition of a Defined Contribution Plan.

         (3) "Defined Benefit Plan Fraction" shall mean a fraction calculated in accordance with Code Section 415(e)(2). Notwithstanding the preceding sentence, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by an Employer or an Affiliated Company which were in existence on May 6, 1986, the denominator of the Defined Benefit Plan Fraction will not be less than one hundred twenty-five percent (125%) of the sum of the projected annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

         (4) "Defined Contribution Plan" shall mean a Retirement Plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains or losses, and any forfeitures of accounts of other participants which may be allocated to such participant's account. For purposes of Sections 5.06, 5.07 and 5.08, a Participant's voluntary nondeductible contributions to a Defined Benefit Plan shall be treated as being part of a separate Defined Contribution Plan.

         (5) "Defined Contribution Plan Fraction" shall mean a fraction calculated in accordance with Code Sections 415(e)(3), (4) and
                  (6). If the Associate was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more

                  Defined Contribution Plans maintained by an Employer or an Affiliated Company which were in existence on May 6, 1986, the numerator of the Defined Contribution Plan Fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed one (1.0) under the terms of this Plan. Under the adjustment, an amount equal to the product of (a) the excess of the sum of the fractions over one (1.0) times (b) the denominator of the Defined Contribution Plan Fraction, will be permanently subtracted from the numerator of the Defined Contribution Plan Fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

         (6)      "Limitation Year" shall mean the Plan Year.

         (7)      "Limitation Year Compensation" shall mean:

                  (a) the aggregate of all of the following for the Limitation Year:

                           (i) The Associate's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with all Employers and Affiliated Companies to the extent the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, fringe benefits, reimbursements, and expense allowances) as more fully described in Code
                                    Section 415(c)(3) and the regulations
                                    thereunder, which are actually paid or made available to an Associate who is not a Self-Employed Individual;

                           (ii) In the case of any Self-Employed Individual, "Compensation" shall mean the individual's Earned Income for such Limitation Year;

                           (iii)    Amounts described in Code Sections
                                    104(a)(3), 105(a) and 105(h) but only to the
                                    extent that these amounts are includable in the gross income of the Associate;

                           (iv) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Associate, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Associate under Code
                                    Section 217;

                           (v) The value of a non-qualified stock option granted to an Associate by the Employer, but only to the extent that the value of the option is includable in the gross income of the Associate for the taxable year in which granted; and

                           (vi) The amount includable in the gross income of an Associate upon making the election described in Code Section 83(b).

                  (b) Limitation Year Compensation shall not include the following:

                           (i)      Contributions to a plan of deferred
                                    compensation to the extent that, before the application of the limitations of Code
                                    Section 415 to the Plan, the contributions are not included in the gross income of the Associate for the taxable year in which contributed, or contributions under a simplified employee pension plan to the extent the contributions are deductible by the Associate, and any distributions from a plan of deferred compensation other than an unfunded nonqualified plan of deferred compensation;

                           (ii) Amounts realized from the exercise of a non-qualified stock option, or amounts realized under Code Section 83 with respect to restricted property held by an Associate that becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option within the meaning of Code Section 422;

                           (iv) Other amounts that receive special tax benefits within the meaning of Treasury Regulation Section 1.415-2(d)(3), such as premiums for group term life insurance (but only to the extent that premiums are not includable in the gross income of the Associate), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract covered by Code Section 403(b) (whether or not the contributions are excludible from the gross income of the Associate).

                  Effective for Plan Years beginning after December 31, 1997, "Limitation Year Compensation" shall also include any elective deferral (as defined in Code Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includable in the gross income of the Participant by reason of Code Sections 125 or 457.

5.10 Dividend Pass-Through. With respect to any cash dividend paid on Qualifying Employer Securities held by the Trust, whether held in Participant's Accounts or a Suspense Account, the Company shall have the obligation to:

         (1) Pay such dividend directly to the Participants or their Beneficiaries;

         (2) Pay such dividend to the Trust and direct the Trustee to distribute the dividend to the Participants or their Beneficiaries within ninety (90) days after the close of the Plan Year in which paid;

         (3) Direct the Trustee to use said dividend to make payments on an Exempt Loan, the proceeds of which were used to acquire the Qualifying Employer Securities; or

         (4) Allocate such dividend to all Participants' Accounts as income from the Trust Fund.

         In the case of a payment of dividends to Participants and Beneficiaries under (1) or (2) above, the payments shall be allocated as follows. With respect to dividends paid on Qualifying Employer Securities held in Participants' or Beneficiaries' Accounts, such dividends shall be allocated in the ratio that the number of shares of Qualifying Employer Securities credited to each Participants' or

         Beneficiaries' Accounts bears to the total number of such shares credited to all such Accounts. With respect to dividends paid on Qualifying Employer Securities held in a Suspense Account, such dividends shall be allocated in the ratio that each Participant's or Beneficiary's total Account balance bears to the total of all such Account balances. In the case of a payment of dividends under (3) above, Qualifying Employer Securities with a fair market value of not less than the amount of such dividends shall be released from the Suspense Account and allocated to Participant's Accounts pursuant to
         Section 5.05 for the Plan Year in which the dividend is paid. The Company shall be allowed a federal income tax deduction for any dividend paid pursuant to the terms of this Section 5.10.

5.11     Cessation of Eligible Associate Status. Subject to the exception at
         Section 5.03, if any Participant does not incur a Termination of Employment but ceases to be an Eligible Associate as defined in Section
         2.17 hereof, then, during the period that such Participant is not an Eligible Associate: (1) such Participant shall not receive any further allocation of any Company Contributions and Forfeitures, if any, under the Plan pursuant to Article IV, (2) such Participant's Accounts shall continue to share in the earnings or losses of the Trust Fund, and (3) such Participant shall receive credit for vesting purposes pursuant to
         Section 10.01 hereof for any Vesting Years of Service completed during such period.

                                   ARTICLE VI

                      ACCOUNTS AND VALUATION OF TRUST FUND

6.01 Participant's Accounts. The assets of the Trust Fund shall constitute a single fund in which each Participant, Beneficiary or Alternate Payee shall have his proportionate interest as provided in this Plan. The Benefits Advisory Committee shall maintain, or cause to be maintained, with respect to each Employer, individual Accounts for each Participant, Beneficiary or Alternate Payee. A Participant may have a Company Contribution Account and an Employment Termination Account, and, where appropriate, an Alternate Payee shall have a QDRO Account. Each Account shall reflect the credits and charges allocable thereto in accordance with the Plan. The Benefits Advisory Committee shall maintain, or cause to be maintained, records which will adequately disclose at all times the state of the Trust Fund and of each separate interest therein. The books, forms and methods of accounting shall be entirely in the hands of and subject to the supervision of the Benefits Advisory Committee.

6.02 Accounts of Participants Transferred to a Non-Participating Affiliated Company. If a Participant is transferred to a Non-Participating Affiliated Company, the amount in the Trust which is credited to his Accounts shall continue to share in the earnings or losses of the Trust Fund, and such Participant's rights and obligations with respect to such Accounts shall be governed by the provisions of the Plan and Trust.

6.03     Valuation of the Trust Fund and Account Statements.

         (1) Within a reasonable time after the Valuation Date that coincides with the last day of the Plan Year, and at such other times, if any, during the Plan Year as the Benefits Advisory Committee may require, the Benefits Advisory Committee shall have the Trustee prepare a statement of the condition of the Trust Fund as of the close of business of such Valuation Date or such other date setting forth: (a) the assets of the Trust Fund as of such Valuation Date or other date, and the cost and current value thereof as defined in ERISA Section 3(26) (the "Current Value"), and (b) all investments, receipts, disbursements and other transactions effected by it during the Plan Year or other period. This statement shall be delivered to the Benefits Advisory Committee. The Benefits Advisory Committee shall then cause to be prepared, and shall deliver to each Participant, Beneficiary or Alternate Payee, a report disclosing the status of each such individual's Accounts in the Trust Fund.

         (2) The Trustee's determination of the Current Value of the assets in the Trust Fund and the Benefits Advisory Committee's charges or credits to the individual Accounts with respect to Participants, Beneficiaries or Alternate Payees, as provided in Section 6.04, shall be final and conclusive on all persons ever interested hereunder.

6.04     Periodic Determination of Participant's Accounts.

         (1) Allocations in General. For the purpose of making allocations as of any Valuation Date, the Net Earnings and Adjustments in Value of the Trust Fund shall be allocated pursuant to Subsection 6.04(3); and Company Contributions shall be allocated pursuant to Section 4.02 hereof. Whenever an allocation or credit is required to be made hereunder, it shall be made by the Benefits Advisory Committee, or at the Benefits Advisory Committee's direction, and subject to its supervision.

         (2) Determination of Net Earnings and Adjustments In Value of the Trust Fund. "Net Earnings and Adjustments in Value of the Trust Fund" for a particular period means the Current Value (determined pursuant to Section 6.03 hereof) of the Trust Fund as of a Valuation Date, less the sum of:

                  (a) The total of all Account balances allocated to the Trust Fund as of the close of the previous Valuation Date of all Participants, Beneficiaries and Alternate Payees as of such time; and

                  (b) Company Contributions for the period under consideration, to the extent that such Company Contributions were actually paid over to the Trustee since the previous Valuation Date and allocated to the Trust Fund.

         (3) Allocation of Net Earnings and Adjustments in Value of the Trust Fund. Subject to the provisions of Subsection 6.04(2) hereof, the Net Earnings and Adjustments in Value of the Trust Fund for a particular period shall be allocated as of the Valuation Date to those Accounts allocated to the Trust Fund the total value of which had not been distributed prior to the Valuation Date, as follows: Each such Account shall be credited with an amount equal to such Net Earnings and Adjustments in Value of the Trust Fund multiplied by a fraction:

                  (a) The numerator of which is the portion of the particular Account balance allocated to the Trust Fund as of the close of the previous Valuation Date minus the amounts distributed or loaned, if applicable, from such Account since such previous Valuation Date plus any contributions pursuant to
                           Article IV made since such previous Valuation Date to all such Accounts; and

                  (b) The denominator of which is the total of all portions of the Account balances allocated to the Trust Fund as of the close of the previous Valuation Date minus the total amounts distributed or loaned, if applicable, from all such portions of the Accounts since such previous Valuation Date, plus all contributions pursuant to Article IV made since such previous Valuation Date to all such Accounts.

         (4) Allocation of Forfeitures. The total of all Forfeitures under this Plan shall be applied first to fund any restorations of Forfeitures pursuant to Section 10.06 hereof, and thereafter shall be applied to reduce the amount of each Employer's Company Contributions under Section 4.01. Forfeitures shall be applied to reduce each Employer's Company Contribution in the proportion that each such Employer's Company Contributions for such Plan Year bears to the total of all Employers' Company Contributions for such Plan Year.

         (5) Computations. All of the computations required to be made under the provisions of this Article VI, when made, shall be conclusive with respect thereto and shall be binding upon all the Participants, Beneficiaries, Alternate Payees, and all other persons ever having an interest in the Trust Fund.

6.05 Correction of Participants' Accounts. If an error or omission is discovered in the Accounts of a Participant, or in the amount distributed to a Participant, the Benefits Advisory Committee, as authorized by Section 15.05 hereof, shall make such equitable adjustments in the records of the Plan as may be necessary or appropriate to correct such error or omission as of the Plan Year in which such error or omission is discovered. Further, an Employer may, in its discretion, make a special contribution to the Plan which shall be allocated by the Benefits Advisory Committee only to the Accounts of a Participant as is necessary to correct such error or omission.

6.06     Investments.

         (1) Funding Policy. The Investment Committee shall establish a funding policy and method consistent with the objectives of the Plan, the investments authorized under the Trust Agreement and the requirements of Title I of ERISA. The Benefits Advisory Committee shall periodically review such funding policy and method. In establishing and reviewing such funding policy and method, the Benefits Advisory Committee shall endeavor to determine the Plan's short-term and long-term objectives and financial needs, taking into account the need for liquidity to pay benefits and the need for investment growth. All actions of the Benefits Advisory Committee taken pursuant to this Subsection 6.06(1) shall be communicated to the Trustee and to the Board of Directors of the Sponsoring Company.

         (2) Investment of Cash. Any cash received by the Trustee for the Account of any Participant or credited to the Account of any Participant shall be invested to the extent practicable in common shares or other securities of the Employer. The Trustee is authorized to invest and hold up to one hundred percent (100%) of the Trust assets in Qualifying Employer Securities.

         (3) Reservation of Cash. In the implementation of its duties under Subsection 6.06(1), the Benefits Advisory Committee may communicate to the Trustee the need to reserve from permanent investment from time to time such amounts of cash as it deems necessary or advisable in the administration of the Plan. Such cash shall be reserved equally from all investment funds administered as part of the Trust Fund.

6.07     Voting of Company Stock.

         (1) Voting of Stock - Registered Stock. Each Participant and Former Participant shall be entitled to instruct the Trustee in the manner of voting the number of shares of Company Stock held in the Trust Fund which have been allocated to his Account. For all purposes of this Section 6.07(1), the shares of Company Stock allocated to an active Participant's Account (not including Former Participants) shall be treated as including a portion of the unallocated shares of Company Stock held in a Suspense Account; for this purpose the unallocated shares shall be considered allocated to active Participants' Accounts by assuming that all such unallocated shares of Company Stock had been allocated to active Participants in the Plan as of a date selected by the Benefits Advisory Committee, based upon such active Participants' comparative Company Stock Account balances (i.e., Company Stock in an active Participant's Account as a percentage of all Company Stock in the Accounts of all active Participants). The Trustee shall establish procedures to solicit instructions from Participants with respect to voting shares of Company Stock allocated to their Accounts. The Trustee shall be bound to follow the instructions of Participants, acting as Named Fiduciaries under Section 401(a)(1) of ERISA, with respect to voting shares of Company Stock which have been allocated (or treated as having been allocated) to Accounts with fractional shares being voted on a combined basis to the extent possible to reflect the directions of the voting Participants; provided, however, that if a Participant does not respond in a timely fashion to the solicitation of voting instructions, the shares of Company Stock allocated (or treated as having been allocated) to such Participant's Accounts shall, to the extent consistent with ERISA, be voted by the Trustee in the same manner (and in the same proportions) as the shares for which the Trustee does receive instructions from Participants. Reasonable means shall be employed by the Trustee to provide confidentiality with respect to the voting by such Participants and the Trustee shall hold such directions in confidence and shall not divulge or release such directions to any person, including all Employers or any director, officer, employee or agent of an Employer, it being the intent of this provision of this Section to ensure that the Employers (and their directors, officers, employees and agents) cannot determine the direction given by any Participant.

         (2) Voting of Company Stock - Non-Registered Stock. Notwithstanding the provisions of Section 6.07(1), if any Company Stock allocated to a Participant's Account is not a "registration type class of securities," the Participant shall be entitled to instruct the Trustee with respect to voting such Company Stock (in accordance with the provisions of Section 6.07(1)) only with respect to any corporate matter which involves the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in regulations pursuant to the provisions of Section 409(e) of the Code.

                  If a matter is to be submitted to the holders of Company Stock which is not a "registration type class of securities" and it is not necessary that the Participant be entitled to instruct the Trustee with respect to voting in accordance with this Section, the Trustee, in its discretion, shall vote all shares of Company Stock held by it (or exercise dissenter's rights, if applicable) after consultation with the Benefits Advisory Committee. "Registration type class of securities" shall mean any class of securities required to be registered under
                  Section 12 of the Securities Exchange Act of 1934, or exempt from such registration solely by reason of Section 12(g)(2)(h) (concerning interests in pooled investment vehicles issued to annuity plans or qualified pension, profit sharing, or stock bonus plans.)

                                   ARTICLE VII

                               RETIREMENT BENEFITS

A Participant's Company Contribution Account shall fully vest on his Retirement Date or Early Retirement Date, provided such Participant is employed by an Employer or an Affiliated Company on such date. A Participant who continues in the Employer's employment after his Retirement Date or Early Retirement Date shall continue to be a Participant in the Plan until his actual retirement. Upon actual retirement on or after his Retirement Date or Early Retirement Date, a Participant shall be entitled to the benefits provided for in this Article VII. Subject to the provisions of Subsections 11.04(4), 11.05(1), 14.03(2) and 14.03(3) hereof, any Participant who becomes entitled to benefits under this
Article VII shall receive benefits equal to the total amounts in his Accounts plus any contributions due and owing to such Participant pursuant to Article IV for the Plan Year in which he retired but which have not been credited to his respective Accounts. Payment upon retirement shall be made by the Trustee at the direction of the Benefits Advisory Committee at the time and manner provided in
Article XI hereof.

                                  ARTICLE VIII

                               DISABILITY BENEFITS

8.01 Disability Retirement Benefits. If a Participant retires by reason of Total and Permanent Disability while in the employ of an Employer or an Affiliated Company or on Leave of Absence, his Company Contribution Account shall fully vest and, subject to the provisions of Subsections 11.04(4), 11.05(1), 14.03(2) and 14.03(3) hereof, he shall be entitled to receive benefits equal to the total amounts in his Accounts plus any contributions due and owing to such Participant pursuant to Article IV for the Plan Year in which he retires on account of Total and Permanent Disability but which have not been credited to his respective Accounts. Payments resulting from a Participant's retirement on account of Total and Permanent Disability shall be made by the Trustee at the direction of the Benefits Advisory Committee at the time and in the manner provided in Article XI hereof.

8.02 Determination of Disability. The Benefits Advisory Committee shall determine whether a Participant has suffered Total and Permanent Disability as provided for in Section 2.43 hereof, and its determination in that respect is binding upon the Participant. The provisions of this Article VIII shall be uniformly and consistently applied to all Participants.

                                   ARTICLE IX

                                 DEATH BENEFITS

9.01 Death Benefits. Upon the death of a Participant while in the employ of an Employer or an Affiliated Company or on Leave of Absence, subject to the provisions of Subsections 11.04(4), 11.05(1), 14.03(2) and 14.03(3)
         hereof, his Beneficiary, determined in accordance with Section 9.02 hereof, shall receive, provided proper proof of death has been filed with the Benefits Advisory Committee, the full amount of his Accounts plus any contributions due and owing to such Participant pursuant to
         Article IV for the Plan Year in which he dies but which have not been credited to his respective Accounts.

         Upon the death of a Participant who is no longer employed by an Employer or an Affiliated Company, his Beneficiary, determined in accordance with Section 9.02, shall receive the vested balance of such Participant's Accounts.

         Payments resulting from the death of a Participant shall be made by the Trustee at the direction of the Benefits Advisory Committee at the time and in the manner provided in Article XI hereof.

9.02     Designation of Beneficiaries.

         (1) Subject to the provisions of Subsections 9.02(2),14.03(2) and 14.03(3) hereof, each Participant may designate a Beneficiary or Beneficiaries, and contingent Beneficiary or Beneficiaries, if desired, including the executor or administrator of his estate, to receive his interest in the Trust Fund in the event of his death, but the designation of a Beneficiary shall not be effective for any purpose unless and until it has been filed with the Benefits Advisory Committee on the form provided therefor. If the Participant has a surviving spouse and the surviving spouse consented to the naming of another Beneficiary in accordance with Subsection 9.02(2) hereof, but the deceased Participant failed to name a Beneficiary in the manner herein prescribed, or the Beneficiary or Beneficiaries so named predecease the Participant, the amount, if any, which is payable hereunder in respect of such deceased Participant shall be paid to the surviving spouse. If the Participant does not have a surviving spouse and the deceased Participant failed to name a Beneficiary in the manner herein prescribed, or the Beneficiary or Beneficiaries so named predecease the Participant, the amount, if any, which is payable hereunder in respect of such deceased Participant shall be paid to his surviving children in equal shares, or, if he has no surviving children at the time of his death, then to the estate of the last to dies of the Participant and his Beneficiary, by payment in a lump sum. Notwithstanding the foregoing, the Benefits Advisory Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments should be made. Any payment made to any person pursuant to the power and discretion conferred upon the Benefits Advisory Committee by the preceding sentence shall operate as a complete discharge of all obligations under the Plan in respect of such deceased Participant and shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

                  Subject to the provisions of Subsection 9.02(2) below, a Participant may from time to time change any Beneficiary designated by him without notice to such Beneficiary, under such rules and regulations as the Benefits Advisory Committee may from time to time promulgate, but the last Beneficiary designation filed with the Benefits Advisory Committee shall control.

         (2) With respect to a Participant who has been credited with an Hour of Service on or after August 23, 1984, notwithstanding any other provision herein to the contrary, but subject to the provisions of Subsection 14.03(2) hereof, if, as of such Participant's death, such Participant is married, such Participant's Accounts shall, on his death, be paid to the surviving spouse to whom he was married at the date of his death unless the surviving spouse has made a Qualified Consent to the payment of any or all of said Accounts to a designated Beneficiary other than the surviving spouse. "Qualified Consent" means an irrevocable written consent executed by the Participant's spouse which acknowledges the effect of the consent and is witnessed by a Plan representative or a notary public. A Participant may, after obtaining a Qualified Consent, change his Beneficiary designation as permitted by Subsection 9.02(1) above, but any such change is subject to the requirements of this Subsection 9.02(2) and will require another Qualified Consent should the spouse, if surviving, not be the sole Beneficiary of all amounts in the Account, unless a Qualified Consent previously executed by such spouse expressly authorizes changes in the Beneficiary without further consent of the spouse. A Qualified Consent is effective only with respect to the spouse who executes it. If the Plan Administrator is satisfied that there is no spouse, or that the spouse cannot reasonably be located, or in such other circumstances as permitted by governmental regulations, no Qualified Consent shall be required as a condition to payment, under Section 9.01 hereof, to a Beneficiary who is not the surviving spouse.

                                    ARTICLE X

                         EMPLOYMENT TERMINATION BENEFITS

10.01    Vesting Upon Termination of Employment. Subject to the provisions of
         Section 10.05 and Subsections 11.04(4), 11.05(1), 14.03(2) and 14.03(3)
         hereof, in the event of the Termination of Employment of a Participant, such Participant shall be entitled to receive a percentage of the amount in his Company Contribution Account plus any Company Contributions due and owing to such Participant pursuant to Article IV for the Plan Year in which he suffers a Termination of Employment but which have not been credited to his Company Contribution Account and shall also be entitled to receive the entire balance in his other Accounts plus any other contributions due and owing to such Participant pursuant to Article IV for the Plan Year but which have not been credited to his Accounts. The percentage of Company Contributions to which the Participant shall be entitled will be determined as follows:

                                                                 NONFORFEITABLE PERCENTAGE
                  VESTING YEARS OF SERVICE                              OF ACCOUNT
                  Less than 3 years                                          0%
                  3 years but less than 4 years                             20%
                  4 years but less than 5 years                             40%
                  5 years but less than 6 years                             60%
                  6 years but less than 7 years                             80%
                  7 years or more                                          100%

         Payment pursuant to this Article X shall be made by the Trustee, at the direction of the Benefits Advisory Committee, at the time and manner provided in Article XI hereof.

10.02 Determination of Vesting Years of Service. All Vesting Years of Service (whether or not continuous) shall be taken into account, except as follows:

         (1) Vesting Years of Service with any Employer or any Affiliated Company before the Participant attained age eighteen (18); and

         (2) Vesting Years of Service not taken into account in accordance with Section 10.03.

10.03 Breaks in Service. Except as otherwise provided in Section 10.02, subject to the provisions of Section 10.06 hereof, Vesting Years of Service shall be disregarded as follows:

         (1) In the case of any Participant who suffers a Termination of Employment and who has a One-Year Break in Service, Vesting Years of Service before such break shall not be taken into account until such Participant has completed a Vesting Year of Service after such break.

         (2) In the case of any Participant who suffers a Termination of Employment and who has no vested amount in his Company Contribution Account in accordance with the provisions of

                  Section 10.01 hereof, Vesting Years of Service before any period of One-Year Breaks in Service shall not be taken into account if such Participant had five (5) or more consecutive One-Year Breaks in Service within such period. Such aggregate number of Vesting Years of Service before such period shall be deemed not to include any Vesting Years of Service not required to be taken into account under this Section 10.03 by reason of any prior break in Service.

         (3) In the case of any Participant who has at least five (5) consecutive One-Year Breaks in Service, Vesting Years of Service after such five (5)-year period shall not be taken into account for purposes of determining the vested amount in his Company Contribution Account which accrued prior to such five (5)-year period. However, Vesting Years of Service accrued both before and after such five (5)-year period will count for purposes of determining the vested amount in his Company Contribution Account which accrues after such five
                  (5)-year period.

10.04 Forfeiture - Qualifying Employer Securities. If a portion of a Participant's Account is forfeited, Qualifying Employer Securities allocated to such account after being released from a Suspense Account in accordance with the provisions of Section 5.04 shall be forfeited only after all other assets allocated to such Account are forfeited. If more than one (1) class of such Qualifying Employer Securities have been allocated to the Participant's Account and such securities are forfeited, the Participant shall forfeit the same proportion of each such class.

10.05    Forfeiture of Nonvested Amount.

         (1) If a Participant has a Termination of Employment at a time when he has no vested amount in his Company Contribution Account, the amount in his Company Contribution Account shall be deemed cashed out and forfeited as of the date on which such Participant incurs such Termination of Employment.

         (2) If a partially vested Participant has a Termination of Employment and has received a distribution of the vested amount in his Company Contribution Account as provided for in Sections 10.01 and 11.04 hereof on or prior to the close of the second Plan Year following the Plan Year in which such Termination of Employment occurs, the excess of the amount in his Company Contribution Account over the vested amount (the "Nonvested Amount") shall be forfeited as of the date on which such Participant receives such cash-out distribution.

         (3) If a partially vested Participant has a Termination of Employment and has not received a distribution of the vested amount in his Company Contribution Account on or prior to the close of the second Plan Year following the Plan Year in which such Termination of Employment occurs, the Nonvested Amount shall be forfeited as of the earlier of: (a) the last day of the Plan Year in which such Participant has incurred five (5) consecutive One-Year Breaks in Service, or (b) the date on which such Participant receives his distribution.

         (4) If a partially vested Participant who has a Termination of Employment and has not received a distribution of the vested amount in his Company Contribution Account as provided in Sections 10.01 and 11.04 hereof on or prior to the close of the second Plan Year following the Plan Year in which such Termination of Employment occurs, is reemployed prior to incurring five (5) consecutive One-Year Breaks in Service, such Participant shall not forfeit the Nonvested Amount, and the vested amount in his Company Contribution Account shall be determined in accordance with the provisions of this
                  Article X without regard to such Participant's cessation of employment.

         (5) All amounts forfeited as provided in this Section 10.05 are herein referred to as "Forfeitures." Subject to the restorations pursuant to Section 10.06 hereof, any Forfeitures shall be allocated as provided in Subsection 6.04(4) hereof.

         (6) If a portion of a Participant's Account is forfeited, Company Stock allocated to his Account shall be forfeited only after all other assets in his Account. If interests in more than one
                  (1) class of Company Stock have been allocated to the Participant's Account, the Participant shall be treated as forfeiting the same proportion of each such class.

10.06    Restoration of Forfeited Nonvested Amount.

         (1) In the event a Participant: (a) who has received a distribution of the vested amount in his Company Contribution Account in accordance with Subsection 10.05(2) hereof, or (b) who has no vested amount in his Company Contribution Account at the time of his Termination of Employment as described in Subsection 10.05(1) hereof is reemployed by an Employer prior to the date on which such Participant has incurred five (5) consecutive One-Year Breaks in Service, an amount equal to his Nonvested Amount which was forfeited pursuant to Section 10.05 hereof (without adjustment for any gains or losses in the Trust Fund subsequent to such Forfeiture) shall be restored to such Company Contribution Account; provided, however, that if a Participant received a distribution of the vested portion of his Company Contribution Account, such restoration shall not occur unless and until: (a) such Participant repays to the Plan the full amount of his Company Contribution Account previously distributed to him, and (b) such Participant's repayment is made before the earlier of the end of (i) the five (5)-year period beginning with the Participant's Date of Reemployment or (ii) a period of five (5) consecutive One-Year Breaks in Service commencing after the date on which such Participant received such distribution. Upon the restoration of a Company Contribution Account as provided for herein, the vested amount in such Company Contribution Account (whether attributable to amounts restored, amounts, if any, repaid by the Participant, or additional amounts added to such Account after such reemployment) shall thereafter be determined in accordance with the provisions of this Article X without regard to such Participant's original Termination of Employment.

         (2) The restoration of a Participant's Nonvested Amount in his Company Contribution Account as provided for in Subsection 10.06(1) above, shall be made from the Forfeitures which occurred during the Plan Year of such restoration before any use of such Forfeitures as otherwise provided in Subsection 6.04(4) hereof. Should such Forfeitures be insufficient to restore the aggregate Nonvested Amounts owing to any Participant under Subsection 10.06(1) above, the additional amount necessary for restoration shall be made from Net Earnings of the Trust Fund for the Plan Year. Should such Forfeitures and Net Earnings of the Trust Fund be insufficient to restore the aggregate Nonvested Amounts, the additional amount necessary for restoration shall be made from Company Contributions, if any, for the Plan Year, which Company Contributions shall be supplemented for the Plan Year by an amount equal to such remainder.

10.07 Reemployment of Participant with Partially Vested Company Contribution Account. This Section 10.07 shall apply to any Participant who: (1) has a Termination of Employment, at a time when he is partially vested in his Company Contribution Account, (2) does not receive a distribution of the vested portion of the Company Contribution Account, (3) has five (5) or more consecutive One-Year Breaks in Service, and (4) is reemployed by an Employer. After such reemployment, the vested portion of such Participant's Company Contribution Account, valued as of the Valuation Date immediately preceding the time of his reemployment, shall be credited to a separate account (his "Employment Termination Account") which shall be fully vested and nonforfeitable. Following such Participant's reemployment, all subsequent Company Contributions and Forfeitures, if any, allocated to such Participant shall be allocated to his Company Contribution Account and shall be subject to the vesting provisions of this Plan otherwise applicable to such Participant. Any adjustments provided for in Article VI hereof shall be made separately with respect to such Participant's Employment Termination Account and his Company Contribution Account, and distribution of such Employment Termination Account shall be made at such time and in the same manner as provided in the Plan for the distribution of a Participant's other Accounts in the Plan.

                                   ARTICLE XI

                               PAYMENT OF BENEFITS

11.01 Methods of Payment of Benefits. The Trustee shall make a distribution of benefits pursuant to Articles VII, VIII, IX, or X hereof, as the case may be, in accordance with any one or a combination of the methods of distribution set forth in this Section 11.01, as elected by the Participant or Beneficiary on such forms as are provided by the Benefits Advisory Committee. The available methods of distribution, singly or in any combination, are as follows:

         (1) Installment Payments. Benefits may be paid in the form of approximately equal annual, semiannual or quarterly installments, over a fixed period of time unrelated to the life (but not the life expectancy) of any person. The Participant or his Beneficiary may accelerate installment payments by electing to have the unpaid balance distributed to such Participant or Beneficiary in a single lump sum cash payment.

         (2) Lump-Sum Distribution. Benefits may be paid in the form of a total distribution of the amount payable, in cash or in whole shares of Company Stock and any fractional shares of Company Stock in cash, to a Participant or Beneficiary within one taxable year after the close of the Plan Year in which (a) such Participant's Termination of Employment, attainment of Normal Retirement Age or Disability occurs or within one taxable year after the close of the Plan Year of the Participant's death for a Beneficiary or (b) the fifth Plan Year following the Plan Year in which the Participant otherwise had a Termination of Employment and was not subsequently reemployed by the Employer or an Affiliated Employer.

         (3) By transfer to another plan qualified under Section 401(a) of the Code.

         (4)      By transfer to:

                  (a) an individual retirement account described in Section 408(a) of the Code, or

                  (b) an individual retirement annuity described in Section 408(b) of the Code.

         (5) By payment in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of five (5) years or, in the case of a Participant with a vested Account balance in excess of Five Hundred Thousand Dollars ($500,000), five (5)
                  years plus one (1) additional year (but no more than five (5) additional years) for each One Hundred Thousand Dollars ($100,000) or fraction thereof by which such benefit exceeds Five Hundred Thousand Dollars ($500,000).

         (6) By direct transfer to a plan qualified under Section 401(a) of the Code which accepts direct transfer contributions, an individual retirement account describe in Section 408(a) of the Code, an individual retirement annuity described in
                  Section 408(b) of the Code (other than an endowment contract) or an annuity plan described in Section 403(a) of the Code; provided, that the distribution form elected pursuant to this
                  Section 11.01(6) qualified for transfer pursuant to Section 401(a)(31) of the Code. The Benefits Advisory Committee shall provide each Participant entitled to a distribution of his vested Account balance with a written explanation of his distribution options under the Plan and shall prescribe the procedures a Participant must follow to request a direct transfer pursuant to this Section 11.01(6).

         (7) Notwithstanding any provision of this Plan to the contrary, a Participant may not elect that his Accounts be paid in the form of a life annuity.

         If a Participant does not make an election hereunder, his vested Account balance shall automatically be paid in the form specified in
         Section 11.01(1) above. Notwithstanding the foregoing provisions of this Section 11.01, the phrase "payment in a lump sum" as used herein shall not include the distribution of an Insurance Contract providing for (1) a life annuity to a Participant, (2) a joint and survivor annuity to a Participant and his Beneficiary, or (3) any other form of payment having the effect of (1) or (2) above.

11.02 Form of Payment. A Participant, Former Participant, or the Beneficiary of a deceased Participant or Former Participant may elect to have his vested Account balance distributed entirely in cash or in shares of Company Stock; provided, however, that if Company Stock is elected, the Benefits Advisory Committee shall direct the Trustee to pay the value of any fractional shares of Company Stock in cash. Any whole shares of Company Stock distributed pursuant to this Section 11.02 may be subject to a right of first refusal in accordance with Section 11.12 hereof, and may be eligible for put option rights in accordance with Section
         11.10 hereof. However, if the Company's charter or bylaws restrict the ownership of substantially all outstanding Company Stock to Associates or to the Trust, any distribution hereunder may be made entirely in cash without granting the right to demand a distribution of Company Stock.

         A Participant, Former Participant or Beneficiary shall make an election under this Section 11.02 by filing an election form with the Benefits Advisory Committee on or before the date that is sixty (60) days prior to the date that the distribution of his vested Account balance hereunder is to commence. If a Participant, Former Participant, or Beneficiary does not make an election as to the form of distribution of his vested Account balance, the Benefits Advisory Committee shall direct the Trustee to distribute the Participant's vested Account balance in cash as provided in Section 11.01.

11.03 Securities Law Restrictions. If at the time shares of Company Stock are to be distributed to a Participant (or, in the event of his death, his Beneficiary), to the extent deemed necessary or desirable by the Benefits Advisory Committee, the Benefits Advisory Committee may, as a condition precedent to the distribution of such shares, require from the Participant (or his Beneficiary) such written representations, if any, concerning his or their intentions with regard to the retention or disposition of the Company Stock being distributed or such written covenants and agreements, if any, as to the manner of any such disposition of such shares as, in the opinion of the Benefits Advisory Committee, may be necessary to ensure that any such disposition by the Participant or his Beneficiary will not result in a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute, statutes, or regulations then in effect. The Trustee may stamp or imprint on the stock certificates issued to the Participant or his Beneficiary pursuant to a distribution from the Trust a legend referring to (1) the provisions of the immediately preceding sentence and to any representations, covenants, or agreements made by the Participant or his Beneficiary with respect thereto, and (2) the right of first refusal provisions and restrictions of Section 11.12.

11.04    Time for Distribution of Benefits.

         (1) Upon a Participant's: (a) retirement on or after his Retirement Date or Early Retirement Date, (b) retirement due to Total and Permanent Disability, (c) death, or (d) Termination of Employment, subject to the provisions of this
                  Section 11.04 and Section 11.05, the Participant or his Beneficiary shall be entitled to a distribution pursuant to
                  Article VII, VIII, IX or X, as the case may be. Such distribution will be valued as of the Valuation Date immediately preceding the actual date of distribution. A Participant who remains in the employ of the Company past his or her Retirement Date shall not be required to receive a distribution hereunder until after such Participant's actual retirement, except that payment of such Participant's Accounts shall commence not later than the Required Beginning Date.

         (2) Distribution forms will be sent to the Participant or his Beneficiary on or shortly following the date of such Participant's retirement on or after his Retirement Date or Early Retirement Date, retirement due to Total and Permanent Disability, death or Termination of Employment, and, except as otherwise provided in Subsection 11.04(2) hereof, such amounts shall be distributed within ninety (90) days following receipt by the Benefits Advisory Committee of all completed distribution forms from the Participant, or as soon as administratively practicable thereafter, but in no event later than the sixtieth (60th) day after the close of the Plan Year in which occurs the latest of:

                  (a) The date on which the Participant attains or would have attained sixty-five (65) years of age or if earlier, his Retirement Date;

                  (b) The tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

                  (c) The date the Participant terminates his employment with the Employer for any reason.

         (3) A Former Participant or a Beneficiary may be entitled to receive more than one (1) distribution from the Plan. Account balances will be valued as of the Valuation Date prior to the actual date of distribution. If a Participant had not received an allocation of contributions to which he was entitled under
                  Article IV or dividends to which he was entitled as of his date of termination of employment, such Participant will be entitled to an additional distribution, which will be made in accordance with procedures established by the Benefits Advisory Committee. Notwithstanding the foregoing, a Participant or Beneficiary who is entitled to more than one
                  (1) distribution as described herein may elect to delay his or her initial distribution and receive one (1) distribution that includes the additional allocation, even if his initial distribution is Five Thousand Dollars ($5,000) or less, if such Participant or Beneficiary indicates this election on his or her initial distribution forms.

         (4) Notwithstanding the provisions of Subsection 11.04(1), and subject to Section 11.05 below, for distributions occurring prior to January 1, 1998 if a Participant has a Termination of Employment or retires due to Total and Permanent Disability and the vested portion of the Participant's Accounts at such time exceeds or ever exceeded at the time of any prior distribution Three Thousand Five Hundred Dollars ($3,500), the amounts owing to such Participant will not be distributed until such Participant attains age sixty-five (65) or dies, unless such Participant delivers to the Plan Administrator his written consent to an earlier distribution. For distributions occurring in Plan Years beginning on or after January 1, 1998 and on or prior to March 22, 1999, notwithstanding the provisions of Subsection 11.04(1), and subject to Section
                  11.05 below, if a Participant has a Termination of Employment or retires due to Total and Permanent Disability and the vested portion of the Participant's Accounts at such time exceeds or at the time of any prior distribution exceeded Five Thousand Dollars ($5,000), the amounts owing to such Participant will not be distributed until such Participant attains age sixty-five (65) or dies, unless the Participant delivers to the Plan Administrator his written consent to an earlier distribution. For distributions occurring after March 22, 1999, notwithstanding the provisions of Subsection 11.04(1), and subject to Section 11.05 below, if a Participant has a Termination of Employment or retires due to Total and Permanent Disability and the vested portion of the Participant's Accounts at such time exceeds Five Thousand Dollars ($5,000), the amounts owing to such Participant will not be distributed until such Participant attains age sixty-five (65) or dies, unless the Participant delivers to the Plan Administrator his written consent to an earlier distribution.

         (5)      (a)      For distributions prior to January 1, 1998, if at the
                           time a distribution is to be made pursuant to Subsection 11.04(1) or 11.05(1) to a Participant, or in the case of his death, to his Beneficiary or Beneficiaries, the value of the vested portion of his Accounts does not exceed or did not ever exceed at the time of a prior distribution Three Thousand Five
                           Hundred Dollars ($3,500), then his total Account shall be paid to or for the benefit of the Participant (or, in the case of his death, to or for the benefit of his Beneficiary or Beneficiaries) as provided in Subsection 11.04(1), and such Participant or Beneficiary or Beneficiaries may not defer their distribution.

                  (b) For distributions occurring in Plan Years beginning on and after January 1, 1998 and on or prior to March 22, 1999, if at the time a distribution is to be made pursuant to Subsection 11.04(1) or 11.05(1) to a Participant, or in the case of his death, to his Beneficiary or Beneficiaries, the value of the vested portion of his Accounts does not exceed Five Thousand Dollars ($5,000) at the time of the current distribution or at the time of any prior distribution, then his total Account shall be paid to or for the benefit of the Participant (or, in the case of his death, to or for the benefit of his Beneficiary or Beneficiaries) as provided in Subsection 11.04(1), and such Participant or Beneficiary or Beneficiaries may not defer their distribution. Notwithstanding the provisions of Subsection 11.04(1), and subject to Section 11.05 below, if a Participant has a Termination of Employment or retires due to Total and Permanent Disability and the vested portion of the Participant's Accounts at such time or at the time of any previous distribution exceeds Five Thousand Dollars ($5,000), the amounts owing to such Participant will not be distributed until such Participant attains age sixty-five (65) or dies, unless the Participant delivers to the Plan Administrator his written consent to an earlier distribution.

                  (c) For distributions occurring after March 22, 1999, if at the time a distribution is to be made pursuant to Subsection 11.04(1) or 11.05(1) to a Participant, or in the case of his death, to his Beneficiary or Beneficiaries, the value of the vested portion of his Accounts does not exceed Five Thousand Dollars ($5,000) at the time of the current distribution, then his total Account shall be paid to or for the benefit of the Participant (or, in the case of his death, to or for the benefit of his Beneficiary or Beneficiaries) as provided in Subsection 11.04(1), and such Participant or Beneficiary or Beneficiaries may not defer their distribution. Notwithstanding the provisions of Subsection 11.04(1), and subject to Section 11.05 below, if a Participant has a Termination of Employment or retires due to Total and Permanent Disability and the vested portion of the Participant's Accounts at such time exceeds Five Thousand Dollars ($5,000), the amounts owing to such Participant will not be distributed until such Participant attains age sixty-five (65) or dies, unless the Participant delivers to the Plan Administrator his written consent to an earlier distribution.

         (6) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations, provided that the Benefits Advisory Committee clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and a particular distribution option) and the Participant, after receiving the notice, affirmatively elects a distribution.

         (7) Notwithstanding any provision contained herein to the contrary, if any portion of a Participant's Account balance consists of Qualifying Employer Securities acquired with the proceeds of an Exempt Loan that has not been fully repaid, the Benefits Advisory Committee may elect to defer the distribution of such Qualifying Employer Securities until the last day of the Plan Year following the Plan Year in which the Exempt Loan is repaid. The Benefits Advisory Committee shall apply the provisions of this Section 11.04(7) in a nondiscriminatory and uniform manner.

11.05 Limitations on Timing. Notwithstanding any other provision of the Plan to the contrary, distributions must occur at least as rapidly as required under this Section 11.05.

         (1) A Participant's entire interest in the Plan shall be distributed to him no later than the Required Beginning Date based on the balance in his Accounts as of the Valuation Date coinciding with or immediately preceding the Required Beginning Date.

                  If a Participant dies prior to the payment of benefits, the Participant's benefits shall be distributed as soon as practicable following the Participant's death, and, in any event, within five (5) years of the Participant's death.

                  All distributions of or with respect to a Participant's benefits shall be made in accordance with Code Section 401(a)(9) (including the regulations thereunder), and the provisions of the Plan relating to the payment of such distributions shall be interpreted and applied in accordance with Code Section 401(a)(9). The provisions of Code Section 401(a)(9) shall control over any distribution option or other provision of the Plan which is inconsistent with the provisions of Code Section 401(a)(9).

         (2) As of the first Distribution Calendar Year, distributions, if not made in a lump sum, may only be made over one of the following periods (or a combination thereof):

                  (a) a period certain not extending beyond the life expectancy of the Participant, or

                  (b) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

         (3) If the Participant's interest is to be distributed in other than a lump sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

                  (a)      If a Participant's Benefit is to be distributed over
                           (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary or (ii) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                  (b) The amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Proposed Regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in Subsection 11.05(3)(a) above as the relevant divisor without regard to Proposed Regulations Section 1.401(a)(9)-2.

                  (c) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Associate's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

         (4) If a Participant dies after distribution of his or her benefit under the Plan has commenced, the remaining portion of such benefit will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  If the Participant dies before distribution of his or her benefit commences, the Participant's entire interest will be distributed no later than the December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death except to the extent that an election is made to receive the distribution in accordance with Subsection 11.05(4)(a) or (b) below:

                  (a) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made in substantially equal installments over a period certain not greater than the life expectancy of the designated Beneficiary commencing no later than the December 31 of the calendar year following the calendar year of the Participant's death;

                  (b) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin shall not be earlier than the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2), or, if later, the December 31 of the calendar year following the calendar year in which the Participant died, and, if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

                  If the Participant's designated Beneficiary does not elect a method of distribution by the earlier of (i) the December 31 of the calendar year in which distributions would be required to begin under (a) or (b) of this Subsection 11.05(4), or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant, the Participant's entire interest will be distributed no later than the December 31 of the calendar year which contains the fifth anniversary of the Participant's death.

                  For purposes of this Subsection 11.05(4), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

         (5) For purposes of this Section 11.05, payments will be calculated by use of the return multiples specified in Treasury Regulation Section 1.72-9. Life expectancy of a Participant, or his surviving spouse, or both, may be recalculated annually; provided, however, that if such Participant or his surviving spouse do not elect to have his or her life expectancy recalculated, it shall not be recalculated; provided further, in the case of any other designated Beneficiary, such life expectancy shall be calculated at the time payment first commences without further recalculation.

         (6) For purposes of this Section 11.05, the following terms shall have the following meanings:

                  (a) "Applicable Life Expectancy" means the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated such succeeding calendar year.

                  (b) "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Subsection 11.05(4) above.

                  (c) "Participant's Benefit" shall mean the Account as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year ("Valuation Calendar Year") increased by the amount of any contributions or forfeitures allocated to the Account as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the

                           Valuation Date; provided, however, that if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

11.06 Payments on Personal Receipt Except in Case of Legal Disability. All payments to any Participant, Beneficiary or Alternate Payee from the Trust Fund shall be made to the recipient entitled thereto in person or upon his personal receipt, in a form satisfactory to the Benefits Advisory Committee, except when the recipient entitled thereto shall be under a legal disability, or, in the sole judgment of the Benefits Advisory Committee, shall otherwise be unable to apply such payments in furtherance of his own interests and advantage. The Benefits Advisory Committee may, in such event, in its sole discretion, direct all or any portion of such payments to be made in any one or more of the following ways: (1) directly to such person, (2) to the guardian of his person or of his estate, even though appointed by a court other than a Texas state court, (3) to a custodian under any applicable Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or (4) to a person appointed as his personal representative.

         Notwithstanding the foregoing, the Benefits Advisory Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments should be made. The decision of the Benefits Advisory Committee, in each case, will be final, binding and conclusive upon all persons ever interested hereunder, and the Benefits Advisory Committee shall not be obliged to see to the proper application or expenditure of any payments so made. Any payment made pursuant to the power herein conferred upon the Benefits Advisory Committee shall operate as a complete discharge of all obligations of the Trustee and the Benefits Advisory Committee, to the extent of the amounts so paid.

11.07 Benefits Payable Pursuant to a Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan to the contrary, immediate distribution of benefits payable to an Alternate Payee pursuant to a Qualified Domestic Relations Order shall be permitted even though the Participant whose benefits have been assigned to the Alternate Payee would not be entitled to receive a distribution at such time, if all of the following requirements are met: (a) the Participant's Account is one hundred percent (100%) vested and nonforfeitable at such time pursuant to Section 10.01 hereof, (2) the entire amount payable to the Alternate Payee does not exceed Five Thousand Dollars ($5,000), or the Alternate Payee has requested immediate distribution in writing, (3) allocation pursuant to Section
         6.04 hereof of all amounts required to be paid to the Alternate Payee has been completed, and (4) the Qualified Domestic Relations Order requires or permits immediate distribution.

         In the event an Alternate Payee dies prior to distribution of the amounts payable to the Alternate Payee pursuant to the Qualified Domestic Relations Order, the amount payable shall be distributed as provided in the Qualified Domestic Relations Order. If the Qualified Domestic Relations Order does not specify how such amounts are to be distributed in the event of the Alternate Payee's death, the Benefits Advisory Committee may ascertain the requirements of applicable law by filing an interpleader or declaratory judgment action in a court of competent jurisdiction.

11.08    Restrictions on Transfer of Company Stock.

         (1) Federal Securities Laws. The Company presently does not intend to register under the Securities Act of 1993 (the "1993 Act") the shares of Company Stock to be distributed to Participants or their Beneficiaries. As a result, shares of Company Stock distributed under the Plan may be "restricted securities." Restricted securities may not be sold unless they are registered under the 1933 Act by the Company, or unless an exemption from registration is available. If the Company does not register the shares of Company Stock for resale by Participants or their Beneficiaries, and if such persons desire to sell the shares of Company Stock distributed to them, they will be required to sell the shares of Company Stock in transactions exempt from registration under the 1933 Act. The Company will not permit shares of Company Stock to be transferred unless it is satisfied that any proposed transfer of Company Stock is exempt from the registration requirements of the 1933 Act.

         (2) Other Restrictions. All transactions involving shares of Company Stock, including distributions, purchases, and sales, shall be made only in compliance with applicable federal and state laws, regulations and rules. All such transactions shall also be subject to all restrictions and limitations imposed on all shares of Company Stock provided for in the Company's articles of incorporation and bylaws, as amended from time to time.

         (3) Legends. The Company reserves the right to cause appropriate legends to be imprinted on the certificates representing shares of Company Stock distributed under this Plan to reflect all restrictions and limitations referred to in this Section 11.08.

         (4) Notices. The Benefits Advisory Committee and the Company shall send all notices required with respect to shares of Company Stock to the last known address of each Participant or Beneficiary who is required to receive notices regarding such Company Stock, and it shall be the duty of the Participant and Beneficiary to inform the Benefits Advisory Committee of any changes in address.

11.09 Distribution Following Diversification Election. A Participant who has attained age fifty-five (55) and completed at least ten (10) years of participation in the Plan may elect in writing, within ninety (90) days after the close of each Plan Year during the applicable election period, to diversify the investment of twenty-five percent (25%) of his Account balance to the extent that such portion of his Account balance exceeds the amount to which all prior elections under this Section applies. However, this Section 11.09 shall only apply to that portion of the Participant's Account balances attributable to Company Stock acquired by or contributed to the Plan after December 31, 1986. Further, this Section 11.09 shall only apply to a Participant if the fair market value (determined at the Valuation Date immediately preceding the first day on which the Participant would otherwise be eligible to make an election hereunder) of Company Stock acquired by or contributed to the Plan (and any other employee stock ownership plan maintained by the Sponsoring Company or any affiliated company) after December 31, 1986, and allocated to such Participant's Account, is more than Five Hundred Dollars ($500) (or such larger de minimis amount as may be designated by the Secretary of Treasury). If a Participant's Account includes post-1986 Company Stock exceeding the above-described de minimis amount at any time during the election period, then such post-1986 Company Stock shall be subject to this Section 11.09 for all subsequent years of the election period regardless of the value of such Company Stock.

         The portion of a Participant's Account balances subject to this Section
         11.09 shall be determined by multiplying the number of shares of Company Stock held in the Account by a fraction, the numerator of which is the number of shares acquired by the Plan after December 31, 1986, and allocated to the Participants' Accounts (not to exceed the number of shares held by the Plan on the date the individual becomes eligible to make an election under this Section) and the denominator of which is the total number of shares held by the Plan at the date the individual becomes eligible to make an election under this Section.

         With respect to the last Plan Year during the election period, the Participant may elect to diversity the investment of fifty percent (50%) of his Account balances subject to this Section less the amount subject to all prior elections. The applicable election period for purposes of this Section shall be the six (6) Plan Year period beginning with the Plan Year following the later of the Plan Year in which the Participant attains age fifty-five (55) or the Plan Year in which the Participant completes ten (10) years of participation in the Plan. If a Participant elects to diversify his Account balances in accordance with this Section, he shall receive a distribution of the portion of his Account balances subject to the election, in whole shares of Company Stock plus cash for any fractional shares, or an equivalent amount of cash, no later than one hundred eighty (180) days after the last day of the Plan Year to which the election applies. No fractional shares shall be distributed under this Section 11.09.

11.10 Right to Require Repurchase of Shares of Company Stock. Subject to the following provisions of this Section 11.10, if at the time of distribution hereunder the shares of Company Stock distributed from the Trust Fund to a Participant or his Beneficiary with respect to a Plan Year are not publicly traded or are subject to a trading limitation (as hereafter defined), the Former Participant or Beneficiary shall have an option (the "Put") to require the Sponsoring Company to purchase all shares of Company Stock distributed from the Trust Fund to the Former Participant or Beneficiary for such Plan Year. For purposes of the preceding sentence, a "trading limitation" is a restriction under any federal or state securities law, or any regulation thereunder, or an agreement, which would make the shares of Company Stock not as freely tradeable as shares of Company Stock not subject to such restriction.

         The Put may be exercised at any time during the Option Period (as hereinafter defined) by giving the Sponsoring Company written notice of the election to exercise the Put. The Option Price (as hereinafter defined) shall be payable in cash and/or in installments (as provided below) beginning not later than thirty (30) days after the Sponsoring Company receives written notice of the election by the Former Participant or Beneficiary to exercise the Put. The Put may be exercised by a Former Participant or Beneficiary only during the Option Period relating to a distribution of shares of Company Stock under
         Section 11.01 to the Former Participant or Beneficiary.

         The "Option Period" shall be the sixty (60) day period following the day on which a Participant or his Beneficiary receives a distribution of shares of Common Stock under Section 11.01; if the Put is not exercised within this first sixty (60) day period, it may be exercised during a second "Option Period" which shall be a sixty (60) day period beginning on the first day of the third month of the Plan Year which follows the Plan Year of distribution of such shares of Common Stock. Notwithstanding the foregoing, the Option Period shall be extended by the amount of time during which the Sponsoring Company is unable to honor the Put by reason of applicable federal or state law.

         The "Option Price" shall be the fair market value as determined pursuant to Treasury Regulations Section 54.4975-11(d)(5) of each share of Company Stock as determined by the Sponsoring Company as of the Valuation Date immediately preceding the date the Put is exercised, multiplied by the number of shares to be sold under the Put. Notwithstanding the provisions of this paragraph, the Option Price shall be determined on the date the Put is exercised if the transaction involves a "Disqualified Person" within the meaning of Code Section 4975.

         Payment of the Option Price for shares of Company Stock subject to the Put shall be made either in a lump sum or in installments as determined by the Sponsoring Company. In the event payments are made in installments, the installment obligation shall (1) be adequately secured as determined by the Sponsoring Company, (2) bear interest equal to the Sponsoring Company's long-term debt borrowing rate from its senior lenders or such other reasonable rate of interest as determined by the Sponsoring

         Company to be determined on a uniform and nondiscriminatory basis, but in no event shall such rate of interest be greater than the maximum non-usurious rate of interest permitted to be charged on such indebtedness under Texas law, (3) require that the payments be made in annual installments, (4) have a payment period of five (5) years from the date the Put is exercised, (5) require that any payments pursuant to the installment obligation must begin to be made no later than thirty (30) days after the date the Put is exercised, and (6) permit the Sponsoring Company to prepay the amount of any remaining installments without penalty.

         The Put granted to a Former Participant or Beneficiary hereunder shall not be assignable, except that the Former Participant's donees or, in the event of a Participant's death, his personal representative shall be entitled to exercise the Put during the Option Period for which it is applicable.

         The Benefits Advisory Committee shall notify each Former Participant or Beneficiary who is eligible to exercise the Put of the fair market value of each share of Company Stock for the Valuation Date next following the date the Participant receives a distribution as soon as practicable following such determination.

         The Benefits Advisory Committee and the Sponsoring Company shall send all notices required under this Section to the last known address of a Former Participant or Beneficiary, and it shall be the duty of such persons to inform the Benefits Advisory Committee of any changes in address.

         The Trustee in its discretion may, with the Sponsoring Company's consent, assume the Sponsoring Company's obligation under this Section at the time a Former Participant or Beneficiary exercises the Put. If the Trustee does assume the Sponsoring Company's obligations, the foregoing provisions of this Section that apply to the Sponsoring Company shall also apply to the Trustee.

         The Put provided for in this Section shall also apply to shares of Company Stock that are publicly traded without restriction when distributed but which cease to be publicly traded or which become subject to a trading limitation during the Option Period. In such event, the Benefits Advisory Committee shall notify in writing each Former Participant or Beneficiary to whom the Put becomes applicable that the shares of Company Stock held by the Former Participant or Beneficiary are subject to the Put for the remainder of such Option Period and shall inform the Participant or Beneficiary of the terms of the Put. If written notice is given pursuant to this Section later than ten (10) days after the shares of Company Stock cease to be publicly traded or become subject to a trading limitation, the period during which the Put may be exercised shall be extended by the number of days between such tenth day and the date such notice is actually given.

11.11 Further Contributions. Except as otherwise provided in Section 11.07, shares of Company Stock acquired with an Exempt Loan shall not be subject to any other Put, call, or other option, or buy-sell or similar arrangement while held under the Plan or when distributed from the Plan to a Participant or Beneficiary, whether or not the Plan then constitutes an "employee stock ownership plan" within the meaning of
         Section 4975(e)(7) of the Code. In addition, the provisions of the preceding sentence and of Section 11.10 shall continue to apply to shares of Company Stock acquired with an Exempt Loan after the Exempt Loan has been satisfied and after the Plan ceases to constitute an "employee stock ownership plan" as described above.

11.12    Right of First Refusal.

         (1) Except as provided in this Section 11.12, any Participant, Beneficiary, or other person to whom shares of Company Stock have been distributed shall, prior to any sale or other transfer of such shares (whether voluntary, involuntary, or by operation of law, or bequest and whether for consideration or gratuitous), first offer such shares to the Trustee in writing, and then, if the offer is refused by the Trustee, to the Company (such offer being hereinafter referred to as a "Participant Offer"). In the event that the shares are offered because the Distributee has received a bona fide offer from a prospective purchaser (such offer being hereinafter referred to as a "Third Party Offer"), then the Participant Offer shall state the terms of the Third Party Offer received by the Distributee, including the number of shares and price offered for such shares. Subject to the provisions of Subsection 11.12(2), if the Trustee shall determine that there are sufficient Trust assets, it may purchase the shares in accordance with the written Participant Offer to the Trust. If the Trustee elects not to purchase the shares, the Trustee shall notify the Company of the written Participant Offer. If the Trustee does not purchase the shares, the Company shall have the right to purchase the shares upon the terms provided above.

         (2) Notwithstanding the terms of any offer to purchase shares of Company Stock under this Section 11.12, the purchase price to the shares so offered shall be deemed to be the greater of (a) the fair market value of the shares of Company Stock as determined pursuant to Section 54.4975-11(d)(5) of the Treasury Regulations or (b) the price set out in the Participant's Offer.

                  Payment for the Company Stock shall be paid for by the Trustee (or if the Trustee refuses the Participant Offer, by the Company) in a lump sum or in installments as determined by the Company. In the event payments are made in installments, the installment obligation shall (a) be adequately secured as determined by the Company, (b) bear interest equal to the Company's long-term debt borrowing rate from its senior lenders or such other reasonable rate of interest as determined by the Company to be determined on a uniform and nondiscriminatory basis, but in no event shall such rate of interest be greater than the maximum non-usurious rate of interest permitted to be charged on such indebtedness under Texas law, (c) require that the payments be made in annual installments, (d) have a payment period of five (5) years from the date the Company Stock is purchased, (e) require that any payments pursuant to the installment obligation must begin to be made no later than thirty (30) days after the date the Company Stock is purchased, and (f) permit the Company to prepay the amount of any remaining installments without penalty.

         (3) If neither the Trustee nor the Company purchases the shares as set forth above within fourteen (14) days after receipt of notice of the offer, then the Distributee shall be free to sell or otherwise dispose of the shares for the price, on the terms and for the reason stated in the written Participant Offer to the Trustee.

         (4) Any certificate issued by the Company representing shares of Company Stock to be distributed pursuant to this Plan shall bear (together with any other legend customarily placed on certificates representing such stock) a conspicuous legend describing the right of first refusal provided under this
                  Section 11.12 and identifying the restrictions upon the transfer of such shares imposed under federal and state securities laws and regulations. The legend shall state that the shares have been issued without registration under the federal or state securities laws, (and, if applicable, are "restricted securities" as that term is defined in Rule 144 (promulgated pursuant to the Securities Act of 1933)) and may be transferred only in compliance with the restrictions on resale set forth in Rule 144. Anything to the contrary herein notwithstanding, no purchase of Company Stock shall be made pursuant to this Article if such purchase would violate federal or state law, statutes, regulations or rulings.

         (5) Notwithstanding anything to the contrary herein contained, shares of Company Stock originally purchased by the Trustee with the proceeds of an Exempt Loan shall be subject to a right of first refusal only on the following conditions:

                  (a) the Company Stock must not be publicly traded at the time the right of first refusal is to be exercised;

                  (b) the total period of time during which the Trustee or the Sponsoring Company may exercise the right of first refusal will be fourteen (14) days after notification of the offer is received by the Trustee; and

                  (c) the purchase price paid for the Company Stock shall not be less than the greater of (i) the fair market value of the Company Stock determined pursuant to
                           Section 54.4975-11(d)(5) of the Treasury Regulations or (ii) the price offered for the Company Stock by a third party.

11.13 Execution of Documents. In the event that a purchase of shares is made by the Trustee or the Company as provided for in Article XI, the Distributee shall execute, at such time as requested by the Trustee, such stock powers or other documents required by the Trustee to transfer and convey ownership of the shares purchased to the Trustee or the Company.

11.14 Distribution of More than One Class of Securities. If interests in more than one (1) class of Company Stock have been allocated to the Participant's Account, each distribution to the Participant shall be made in substantially the same proportion of each such class.

11.15    Direct Rollovers to Eligible Retirement Plans.

         (1) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Benefits Advisory Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         (2) For purposes of this Section 11.15, the following terms shall have the following meanings:

                  (a) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one (1) of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9); (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (iv) for Plan Years beginning on or after January 1, 1999, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV).

                  (b) "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
                           Section 408(b), an annuity plan described in Code
                           Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (c) "Distributee" means an Associate or former Associate. In addition, the Associate's or former Associate's surviving spouse and the Associate's or former Associate's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the spouse or former spouse.

                  (d) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

11.16 Diversification Requirements. Subject to paragraph (d) of this Section 11.16, to the extent required by Section 401(a)(28)(B) of the Code, and notwithstanding the provisions of Section 16.04, each Qualified Participant may elect, within ninety (90) days after the end of each Plan Year that is within the Diversification Election Period, to receive a distribution from the Plan of up to (a) twenty-five percent (25%) of Qualified Contributions that have ever been allocated to the Qualified Participant's Account, less (b) the number of shares of Company Stock previously distributed, transferred or diversified pursuant to a diversification election. However, in the last year of the Diversification Election Period, the preceding sentence shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)."

         (1) Delivery of Diversification Distribution. A Qualified Participant shall receive a distribution elected pursuant to this Section 11.16 within ninety (90) days after the last day of the period during which an election can be made.

         (2) Delivery of Company Stock. The number of shares of Company Stock that are delivered to a Participant who makes an election hereunder shall be the whole number of shares elected to be received hereunder with any fractional amount paid in cash, based upon fair market value of the shares. Such shares of Company Stock delivered to the Participant must consist of Company Stock that, immediately prior to distribution hereunder, is subject to the Put option requirements of
                  Section 11.10.

         (3) No Effect on Other Distributions. Any distribution that is made pursuant to this Section 11.16 shall not be taken into consideration in determining whether or not subsequent distribution is a lump sum distribution, as defined in Section 402(d)(4)(A) of the Code.

11.17 Alternate Forms of Benefit. Notwithstanding anything to the contrary herein, any Plan provision which restricts or would deny a Participant through the withholding of consent or the exercise of discretion by some person or persons other than the Participant (and where relevant, other than the Participant's spouse) of an "alternate form of benefit" is hereby amended by the deletion of the consent or discretion requirement. An "alternate form of benefit" encompasses the different forms of benefit payment available under the Pan which provides that:
         (a) a Participant's benefits under the Plan may be paid in more than one (1) form, or (b) payment of a particular form of benefit may commence at some time earlier than the normal date for the commencement of such benefit.

11.18 In-Service Withdrawals. In-Service withdrawals to Participants are not allowed under the Plan for any reason.

11.19 Loans. Loans to Participants are not allowed under the Plan for any reason.

                                   ARTICLE XII

                                  EXEMPT LOANS

12.01 Investment Committee Direction. Subject to the limitations of Section 12.02, the Investment Committee may direct the Trustee to make Exempt Loans, the proceeds of which are to be used for acquiring Qualifying Employer Securities or repaying a prior Exempt Loan.

12.02    Limitations.

         (1) Primary Benefit Requirement. An Exempt Loan must be made primarily for the benefit of Participants and Beneficiaries.

         (2) Net Effect of Exempt Loan. At the time that an Exempt Loan is made, the interest rate charged therefor and the price of the Qualifying Employer Securities to be acquired with the proceeds thereof must not be such that the assets of the Trust Fund might be drained off.

         (3) Arm's Length Standard. The terms of an Exempt Loan must, at the time such loan is made, be at least as favorable to the Trust as the terms of a comparable loan resulting from arm's length negotiations between independent parties.

         (4) Use of Loan Proceeds. The proceeds of an Exempt Loan must be used within a reasonable time after their receipt by the Trustee only for any or all of the following purposes:

                  (a)      To acquire Qualifying Employer Securities;

                  (b)      To repay such loan; or

                  (c)      To repay a prior Exempt Loan.

         (5)      Puts, Calls, etc. Except as provided in Sections 11.10 and
                  11.12 hereof, no Qualifying Employer Security acquired with the proceeds of an Exempt Loan may be subject to a Put, call other option, or buy-sell or similar arrangement while held by the Trustee and when distributed from the Trust.

         (6) Interest Rate. The interest rate charged under an Exempt Loan must not be in excess of a reasonable rate of interest.

         (7) Term. An Exempt Loan must be for a specific term, and may not be payable at the demand of any person, except in the case of default.

12.03 Liability and Collateral. All Exempt Loans shall be without recourse against the Trust. Furthermore, the only Trust assets that may be given as collateral for an Exempt Loan are Qualifying Employer

         Securities acquired with the proceeds of the Exempt Loan and Qualifying Employer Securities that were given as collateral for a prior Exempt Loan that is to be repaid out of the proceeds of a current Exempt Loan.

         Any Qualifying Employer Securities given as collateral for an Exempt Loan shall be allocated to a Suspense Account created pursuant to
         Section 5.02. No person entitled to payment under an Exempt Loan shall have any right to Trust assets other than the following:

         (1)      Collateral given for the Exempt Loan;

         (2) Company Contributions (other than contributions of Qualifying Employer Securities) that are made hereunder for purposes of being applied by the Trustee to satisfy its obligations under the Exempt Loan; and

         (3) Earnings attributable to Qualifying Employer Securities given as collateral for the Exempt Loan and earnings attributable to the investment of Company Contributions described in paragraph
                  (1) of this Section 12.03.

12.04 Repayment of Exempt Loan. Principal and interest payable under an Exempt Loan shall be satisfied out of:

         (1) Company Contributions (other than contributions of the Trustee to satisfy its obligations under the Exempt Loan);

         (2)      Earnings attributable to the investment of such contributions;
                  and

         (3) Earnings attributable to Qualifying Employer Securities purchased with the proceeds of the Exempt Loan;

         provided, however, that the payments made under an Exempt Loan by the Trustee during any Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during the Plan Year and prior Plan Years minus payments that may be used by the Trustee to make payments under an Exempt Loan and shall be accounted for separately in the books and records of the Trust until the Exempt Loan is repaid in full.

         Notwithstanding any provision to the contrary, all Company Contributions (except contributions of Qualifying Employer Securities) made hereunder during the term of an Exempt Loan shall be deemed to be made for purposes of being used by the Trustee to satisfy its obligations under the Exempt Loan. Furthermore, all payments made by the Trustee under an Exempt Loan shall be first charged against Company Contributions available for making such payments. Earnings that may be used under this Section 12.04 to make payments under an Exempt Loan shall be deemed to have been used for that purpose only to the extent that payments made under the Exempt Loan during any Plan Year are in excess of the total Company Contributions available to the Trustee for making payments under the Exempt Loan.

12.05 Default. In the event of default upon an Exempt Loan, the value of Trust assets transferred in satisfaction of such loan shall not exceed the amount of default. In addition, if the payee under an Exempt Loan is a Disqualified Person or a Party in Interest, Trust assets will be transferred in satisfaction of the loan upon default only upon and to the extent of the failure of the Trustee to meet the payment schedule under the loan.

12.06 Release of Collateral. A portion of any Qualifying Employer Securities purchased with the proceeds of an Exempt Loan and given as security therefore shall be released from the Suspense Account established with respect to such loan each Plan Year during which the payment of amounts due under the loan is made. For each Plan Year during the term of the Exempt Loan the number of Qualifying Employer Securities to be released from the Suspense Account relating to such loan shall equal the number of Qualifying Employer Securities allocated to such account immediately before the lease for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid under the Exempt Loan for the current Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid under the Exempt Loan for all future years. For purposes of computing the denominator of the above fraction, the number of future years under the Exempt Loan shall be determined without taking into account any possible extension or renewal periods. If the interest rate under the Exempt Loan is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the current Plan Year.

         Notwithstanding the preceding provisions of this Section 12.06, the Benefits Advisory Committee, in its sole and absolute discretion, may determine the number of Qualifying Employer Securities to be released from the Suspense Account for any Plan Year by reference to principal payments only; provided, however, that if this method of determination is used, the following requirements must be satisfied:

         (1) The Exempt Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level payments of such amounts for ten (10) years.

         (2) The interest included in any payment under the Exempt Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables.

         This alternative method of determining the number of Qualifying Employer Securities to be released from the Suspense Account for any Plan Year may not be used if, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the Exempt Loan, the renewal period, the extension period, and the duration of a new Exempt Loan (the proceeds of which are to be used to repay the Exempt Loan) exceeds ten (10) years.

         If more than one (1) class of Qualifying Employer Securities is given as collateral for the Exempt Loan, the number of Qualifying Employer Securities of each class to be released from the Suspense Account for any Plan Year shall be determined by applying the same fraction to each class.

12.07 Leveraged Employee Stock Ownership Plan. If an Exempt Loan is made by the Trustee pursuant to Section 12.01, concurrently therewith the Plan shall become a "Leveraged Employee Stock Ownership Plan" (as defined in
         Section 4975(e)(7) of the Code).

         Notwithstanding any provision contained herein to the contrary, upon the making of an Exempt Loan by the Trustee, the term "Qualifying Employer Security" shall mean:

         (1) Common stock issued by the Employer (or by a corporation which is a member of the same controlled group as defined in Section 1563(a) of the Code determined without regard to Section 1563
                  (a)(4) and Section 1563(e)(3)(C) of the Code) which is readily tradeable on an established stock market; or

         (2) If there is no common stock which meets the requirements of subparagraph (1), common stock issued by the Employer (or by a corporation which is a member of the same controlled group as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of the
                  Code) having a combination of voting power and dividend rights equal to or in excess of:

                  (a) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power; and

                  (b) that class of stock of the Employer (or of any other such corporation) having the greatest dividend rights; or

         (3) Noncallable preferred stock issued by the Employer (or by a corporation which is a member of the same controlled group as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of the
                  Code) if:

                  (a) such stock is convertible at any time into common stock which is readily tradeable on an established securities market; and

                  (b) such conversion is set at a conversion price which (as of the date of the acquisition by the Plan) is reasonable.

                                  ARTICLE XIII

                               INSURANCE CONTRACTS

13.01 General Insurance Investment. Upon the written direction of the Investment Committee, the Trustee shall apply for and pay premiums on Insurance Contracts for the benefit of the Trust Fund as a whole, and such contract may be on the lives of any persons in whom there is an insurable interest, including Participants. Insurance Contracts held for the benefit of the Trust Fund as a whole shall be treated as investments of the Trust Fund and the cash value thereof shall be used in valuing the Trust Fund. All premiums paid thereon by the Trustee shall be charged against the Trust Fund as a whole and not to any specific Accounts. All dividends, death benefits, and other payments received by the Trustee by reason of such Insurance Contracts shall be credited to the Trust Fund the same as proceeds derived from the sale of an asset held thereunder. The Investment Committee may, in its sole discretion, authorize the Trustee to use any amount of dividends to pay premiums; or borrow against the cash surrender value of an Insurance Contract on the Participant's life in order to pay the premiums.

13.02 Insurance Company Not a Party to Agreement. No insurance company is a party to this Plan nor shall any insurance company be responsible for its validity.

13.03 Insurance Company Not Responsible for Trustee's Action. No insurance company is required to examine the terms of this Plan nor be responsible for any action taken by the Trustee.

13.04 Insurance Company Reliance on Trustee's Signature. For the purpose of making application to any insurance company and in the exercise of any right or option contained in any policy or annuity, the insurance company may rely upon the signature of the Trustee and shall be saved harmless and completely discharged in acting at the direction and authorization of the Trustee.

13.05 Acquittance. An insurance company shall be discharged from liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and it shall not be obligated to see to the distribution or further application of any monies it so pays.

13.06 Duties of Insurance Company. Each insurance company shall keep such records; make such identification of contracts, funds and accounts within funds; and supply such information as may be necessary for the proper administration of the Plan under which it is carrying Insurance Contracts.

                                   ARTICLE XIV

                MISCELLANEOUS PROVISIONS RESPECTING PARTICIPANTS

14.01    Participants to Furnish Required Information.

         (1) Each Participant shall furnish to the Benefits Advisory Committee such information as the Benefits Advisory Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments hereunder are conditional upon the Participant's furnishing promptly such true, full and complete information as the Benefits Advisory Committee may reasonably request.

         (2) Each Participant shall submit proof of such Participant's age to the Benefits Advisory Committee. The Benefits Advisory Committee shall, if such proof of age is not submitted as required, use as conclusive evidence thereof, such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, shall be in such manner as the Benefits Advisory Committee deems equitable.

         (3) Any notice or information which according to the terms of the Plan or the rules of the Benefits Advisory Committee must be filed with the Benefits Advisory Committee, shall be deemed so filed if addressed and either delivered in person or mailed, postage fully prepaid, to the Benefits Advisory Committee. Whenever a provision herein requires that a Participant (or the Participant's Beneficiary) give notice to the Benefits Advisory Committee within a specified number of days or by a certain date, and the last day of such period, or such date, falls on a Saturday, Sunday, or Employer holiday, the Participant (or the Participant's Beneficiary) will be deemed in compliance with such provision if notice is delivered in person to the Benefits Advisory Committee or is mailed, properly addressed, postage prepaid, and postmarked on or before the business day next following such Saturday, Sunday or Employer holiday. The Benefits Advisory Committee may, in its sole discretion, modify or waive any specified notice requirement; provided, however, that such modification or waiver must be administratively feasible, must be in the best interest of the Participant, and must be made on the basis of rules of the Benefits Advisory Committee which are applied uniformly to all Participants.

14.02 Participants' Rights in Trust Fund. No Participant or other person shall have any right, title or interest in, to or under the Trust Fund, or any part of the assets thereof, except and to the extent expressly provided in the Plan.

14.03    Inalienability of Benefits.

         (1) Restrictions on Assignment. The benefits provided hereunder are intended for the personal security of persons entitled to payment under the Plan, and are not subject in any manner to the debts or other obligations of the persons to whom they are payable. The interest of a Participant or such Participant's Beneficiary or Beneficiaries may not be sold, transferred, assigned or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the Trust Fund nor any benefits thereunder or hereunder be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process nor shall they be an asset in bankruptcy. All of the provisions of this Section 14.03, however, are subject to Section 11.06 to withholding of any applicable taxes and to assignments permitted by Code Section 401(a)(13).

         (2) Exception for Benefit Payable Pursuant to a Qualified Domestic Relations Order.

                  (a) The prohibitions contained in Subsection 14.03(1) hereof shall not apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order.

                  (b) The Plan Administrator shall establish written procedures for the determination of the qualified status of a domestic relations order.

                  (c) Upon receiving a domestic relations order, the Plan Administrator shall notify the Participant and Alternate Payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and the Alternate Payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing such notice to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

                  (d) During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined, notwithstanding any other provision of the Plan to the contrary, the Benefits Advisory Committee shall separately account for the amounts which would have been payable during such period to an Alternate Payee pursuant to a Qualified Domestic Relations Order, if such order had been determined to be a Qualified Domestic Relations Order. During the period such amounts are separately accounted for under the Plan, such amounts shall remain subject to the general investment provisions of the Plan. If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under such domestic relations order, the domestic relations order is determined to be a Qualified Domestic Relations Order, the Benefits Advisory Committee shall direct the Trustee to distribute to the Alternate Payee the separately accounted for amounts including any earnings (or losses) thereon in accordance with
                           Section 11.07 and the order. However, if within such eighteen (18) month period, it is determined that such order is not qualified, or if by the end of such eighteen (18) month period the issue of qualification is not resolved, then the

                           Benefits Advisory Committee shall pay the separately accounted for amounts including any earnings (or losses) thereon to the person or persons who would have been entitled to such amounts if there had been no such order.

                  (e) Notwithstanding any other provision of the Plan to the contrary, all rights and benefits, including rights to make elections or to give directions, provided to a Participant under this Plan shall be subject to the rights, benefits and elections or directions afforded to an Alternate Payee, pursuant to a Qualified Domestic Relations Order, and this Plan shall be interpreted and administered by the Benefits Advisory Committee in such manner as to effectuate the provisions of any such Qualified Domestic Relations Order as they relate to the rights, benefits and elections or directions afforded to such Alternate Payee under such Qualified Domestic Relations Order. Furthermore, to the extent provided in any such Qualified Domestic Relations Order, a former spouse of a Participant shall be treated as a spouse or surviving spouse for all applicable purposes under the Plan.

                  (f) The Trustee shall make any payments or distributions required under this Subsection 14.03(2) by separate benefit checks or other separate distribution to the Alternate Payee(s).

         (3) Exception for Benefit Offset Pursuant to Code Section 401(a)(13)(C). The prohibitions contained in Subsection 14.03(1) hereof shall not apply to any offset of a Participant's benefits provided under the Plan in an amount that the Participant is ordered or required to pay to the Plan in accordance with the provisions of Code Section 401(a)(13)(C).

14.04 Conditions of Employment Not Affected by Plan. Neither the Plan nor the Trust nor the Trust Agreement shall confer on any Associate, including any Participant, any right to be retained in the Service of any Employer or any Affiliated Company, and nothing contained herein or in the Trust Agreement shall be construed in any way to limit or restrict the right of any Employer or any Affiliated Company to discharge any Associate, regardless of whether such Associate is a Participant, or to change such Associate's position or the basis or amount of such Associate's compensation.

14.05    Address for Mailing of Benefits.

         (1) Each Participant and each other person entitled to benefits hereunder shall file with the Benefits Advisory Committee from time to time in writing such Participant's post office address and each change of address. Any check representing payment hereunder and any communication addressed to a Participant, an Associate or Beneficiary, at such person's last address filed with the Benefits Advisory Committee, or if no such address has been filed, then at such person's last address as indicated on the records of an Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited, postage prepaid, in the United States mail.

         (2) If the Benefits Advisory Committee is in doubt as to whether payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned, at his address last known to the Benefits Advisory Committee, notify such person that all unmailed and future payments shall be withheld until he provides the Benefits Advisory Committee with a sworn statement, properly notarized, evidencing his continued life and his proper mailing address.

14.06    Unclaimed Account Procedure.

         (1) Neither the Trustee nor the Benefits Advisory Committee shall be obliged to search for, or ascertain the whereabouts of any Participant, Beneficiary or Alternate Payee. The Benefits Advisory Committee, by certified or registered mail addressed to such Participant's, Beneficiary's or Alternate Payee's last known address, shall notify the Participant, Beneficiary or Alternate Payee that such Participant, Beneficiary or Alternate Payee is entitled to a distribution under this Plan, and the notice shall quote the provisions of this Section
                  14.06. The Benefits Advisory Committee may, but is not required to, utilize the services of the Internal Revenue Service (pursuant to Revenue Procedure 94-22 or any successor thereto) in attempting to ascertain the current mailing address of a Participant, Beneficiary or Alternate Payee.

         (2) If any distribution or payment is not claimed by the person entitled thereto within one (1) year from the date of the mailing of the notice referred to in subsection (1) above, the Participant's, Beneficiary's or Alternate Payee's Accounts, valued as of the Valuation Date coinciding with or immediately preceding the date such one (1) year period ends, shall be forfeited. If a Participant, Beneficiary or Alternate Payee makes a claim, at any time, such forfeited amount shall be restored and the Benefits Advisory Committee shall direct the Trustee to distribute such amount to the individual entitled to the distribution. Such restorations shall be made as provided for in Subsection 10.06(2).

         (3) Notwithstanding Subsection 14.06(1) or 14.06(2) above, if upon termination of the Plan and the liquidation of the Trust, all or any distribution payable to a Participant or his Beneficiary has not been claimed after sending the notice described in Subsection 14.06(1) above, the Benefits Advisory Committee shall establish an Individual Retirement Account or an interest-bearing, federally insured account in a bank or savings and loan association in the name of the Participant or Beneficiary, shall purchase a deferred annuity providing the form(s) of benefit prescribed in Article XI or, if the Benefits Advisory Committee is unable to accomplish any of the foregoing, shall dispose of the Participant's Account in any other method permitted by the Code and ERISA. If a Participant's Account has been forfeited pursuant to Subsection 14.06(2) above, it shall be restored upon Plan termination and distributed as provided in the preceding sentence. The Benefits Advisory Committee shall direct the Trustee to distribute the Participant's Account valued as of the last Valuation Date, or special valuation date as provided in Section 20.03 hereof, preceding distribution.

                                   ARTICLE XV

                           ADMINISTRATION OF THE PLAN

15.01 Appointment of Benefits Advisory Committee. The administration of the Plan will be the responsibility of the Benefits Advisory Committee which shall be appointed by the Board and shall consist of one (1) or more members. Each member of the Benefits Advisory Committee shall serve for a term of one (1) year and until his successor shall be appointed. A member may serve for more than one (1) term. If the Benefits Advisory Committee consists of more than one (1) member, the Board shall appoint one (1) of the members as Chairman. The Board shall be authorized to remove any member of the Benefits Advisory Committee with or without cause by notifying such member and the Chairman, in writing, and may fill vacancies in the Benefits Advisory Committee, however caused. A member of the Benefits Advisory Committee may resign upon ten (10) days' prior notice by delivery of his written resignation to the Board and other members of the Benefits Advisory Committee. The Benefits Advisory Committee shall have the sole power, duty and responsibility for directing the administration of the Plan in accordance with its provisions.

15.02 Compensated Expenses of the Benefits Advisory Committee. The members of the Benefits Advisory Committee shall serve without compensation for their services as such, but the reasonable and necessary expenses of the Benefits Advisory Committee shall be paid as provided in Section
         15.14. When, in its discretion, the Benefits Advisory Committee, or any Employer, deems it advisable, the Benefits Advisory Committee shall be authorized to have the records of the Benefits Advisory Committee and the Trustee audited by an independent auditor, and reasonable and necessary expenses thereby incurred shall be paid as provided in
         Section 15.14 hereof.

15.03 Secretary and Agents of the Benefits Advisory Committee. The Benefits Advisory Committee may appoint a Secretary who may, but need not, be a member of the Benefits Advisory Committee, and may employ such agents and such clerical and other administrative personnel as reasonably may be required for the purpose of administering the Plan. Such administrative personnel shall carry out the duties and responsibilities assigned to them by the Benefits Advisory Committee. Expenses necessarily incurred for such purpose shall be paid by the Trust Fund unless paid by the Employers, as provided in Section 15.14.

15.04    Actions of Benefits Advisory Committee.

         (1) A majority of the members of the Benefits Advisory Committee shall constitute a quorum for the transaction of business, and shall have full power to act hereunder. Action by the Benefits Advisory Committee shall be official if approved by a vote of a majority of the members present at any official meeting. The Benefits Advisory Committee may, without a meeting, authorize or approve any action by written instrument signed by a majority of all of the members. Any written memorandum signed by the Chairman, or any other member of the Benefits Advisory Committee, or by any other person duly authorized by the Benefits Advisory Committee to act, in respect of the subject matter of the memorandum, shall have the same force and effect as a formal resolution adopted in open meeting. The Benefits Advisory Committee shall give to the Trustee any order, direction, consent, certificate or advice required or permitted under the terms of the Trust Agreement, and the Trustee shall be entitled to rely on, as evidencing the action of the Benefits Advisory Committee, any instrument delivered to the Trustee when: (a) if a resolution, it is certified by the Chairman and Secretary, or (b) if a memorandum, it is signed by a majority of all of the members of the Benefits Advisory Committee, or by a person who shall have been authorized to act for the Benefits Advisory Committee in respect of the subject matter thereof.

         (2) A member of the Benefits Advisory Committee may not vote or decide upon any matter relating solely to him or vote in any case in which his individual right or claim to any benefit under the Plan is specifically involved. If, in any case in which a Benefits Advisory Committee member is so disqualified to act, the remaining members then present cannot, by majority vote, act or decide, the Board will appoint a temporary substitute member to exercise all of the powers of the disqualified member concerning the matter in which he is disqualified.

         (3) The Benefits Advisory Committee shall maintain minutes of its meetings and written records of its actions, and as long as such minutes and written records are maintained, members may participate and hold a meeting of the Benefits Advisory Committee by means of conference telephone or similar communications equipment which permits all persons participating in the meeting to hear each other. Participation in such a meeting constitutes presence in person at such meeting.

15.05 Authority of Benefits Advisory Committee. The Benefits Advisory Committee is authorized to take such actions as may be necessary to carry out the provisions and purposes of the Plan, including complying in all respects with the requirements of ERISA Section 404(c) and the regulations thereunder to the extent it is applicable, and shall have the discretionary authority to control and manage the operation and administration of the Plan, including the discretionary authority to determine whether the Participant, Beneficiary or Alternate Payee is entitled to payment of benefits under this Plan. In order to effectuate the purposes of the Plan, the Benefits Advisory Committee shall have the fiduciary power to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Benefits Advisory Committee, and the application of rules and regulations to a particular case or issue by the Benefits Advisory Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder. In construing the Plan and in exercising its fiduciary power under provisions requiring Benefits Advisory Committee approval, the Benefits Advisory Committee shall attempt to ascertain the purpose of the provisions in question and when such purpose is known or reasonably ascertainable, such purpose shall be given effect to the extent feasible. Likewise, the Benefits Advisory Committee is, in the exercise of its fiduciary powers, authorized to determine all questions with respect to the individual rights of all Participants and their Beneficiaries and Alternate Payees under this Plan, including, but not limited to, all issues with respect to eligibility, Compensation, Service, valuation of Accounts, allocation of consolidated contributions and Trust Fund earnings, and retirement or Termination of Employment, and shall direct the Trustee concerning the allocation, payment and distribution of all funds held in trust for purposes of the Plan. The Benefits Advisory Committee, in the exercise of any discretionary powers hereunder, shall not exercise that discretion so as to discriminate in favor of Associates who are officers, shareholders, or Highly Compensated Employees. The Benefits Advisory Committee shall establish investment objectives and monitor, or cause to be monitored, the investment performance of the Trustee or any Investment Manager which may be appointed with respect to any assets of the Plan, and shall make such reports and give such recommendations to the Board as it requests with respect thereto.

15.06 General Administrative Powers. The Benefits Advisory Committee shall have authority to make, and from time to time, revise, rules and regulations for the administration of the Plan.

15.07 Plan Administrator. "Plan Administrator" (as defined in Section 3(16)(A) of ERISA) shall mean the Benefits Advisory Committee. The Plan Administrator shall be responsible for the performance of all reporting and disclosure obligations under ERISA and all other obligations required or permitted to be performed by the Plan Administrator under ERISA and not otherwise delegated to other parties under the terms of the Plan or the Trust Agreement. The Plan Administrator is hereby designated as the agent for Service of process unless the Benefits Advisory Committee designates another person or entity.

15.08 Duties of Administrative Personnel. Administrative personnel appointed pursuant to Section 15.03 hereof, shall be responsible for such matters as the Benefits Advisory Committee shall delegate to them by written instrument, including, but not limited to communications to Associates at the direction of the Benefits Advisory Committee, reports to the Benefits Advisory Committee involving questions of eligibility and the amount of Compensation of Participants, assisting Participants, Beneficiaries and Alternate Payees in the completion of forms prescribed by the Benefits Advisory Committee,


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
         maintenance of records concerning terminated vested Participants, Participants who have retired and Beneficiaries. Administrative personnel may not make any decision as to Plan policy, interpretations, practices or procedures unless the authority to make such decisions has been delegated to them in writing by the Benefits Advisory Committee and they accept fiduciary responsibilities in accordance with the provisions of Section 15.09 hereof. All administrative personnel shall perform their allocated function within the policies, interpretations, rules, practices and procedures established by the Benefits Advisory Committee, except that administrative personnel shall coordinate matters related to the Plan with the appropriate departments of each Employer as the Benefits Advisory Committee directs.

15.09 Designation of Named Fiduciaries and Allocation of Responsibility. ERISA requires that certain persons, who are deemed to be "fiduciaries," as defined in ERISA Section 3(21)(A), be designated as "Named Fiduciaries" in the Plan. The Board, the Benefits Advisory Committee, the Investment Committee and the Plan Administrator are hereby designated Named Fiduciaries. Each Named Fiduciary shall have only the powers, duties and responsibilities specifically allocated to such fiduciary pursuant to the terms of this Plan. The Board shall not have any power or fiduciary responsibility hereunder other than (1) the power to name and to remove the persons who shall comprise the Benefits Advisory Committee and to continue to those persons such allocation of fiduciary responsibilities, (2) the power to appoint (and remove), or cause the Investment Committee to appoint (and remove), one (1) or more Investment Managers, (3) the power to establish or change the Investment Funds, and (4) the power to appoint (and remove) the Trustee. Each Named Fiduciary may, by written instrument, allocate some or all of its responsibilities to another fiduciary or designate another person to carry out some or all of its fiduciary responsibilities. The Benefits Advisory Committee, the Investment Committee, Plan Administrator and each other fiduciary under the Plan (including fiduciaries to whom responsibilities are allocated by a Named Fiduciary) will be furnished a copy of the Plan, and their acceptance of such responsibility will be made by agreeing in writing to act in the capacity designated. No Named Fiduciary shall be liable for an act or omission of any person who is allocated a fiduciary responsibility or who is designated to carry out such responsibility by a Named Fiduciary, except to the extent that the Named Fiduciary did not act in accordance with the standards contained in Subsection 15.10(2) hereof with respect to the allocation or designation of a fiduciary duty. Any person or group of persons may serve in more than one (1) fiduciary capacity with respect to the Plan.

15.10    Action by Fiduciaries.

         (1) Any action herein permitted or required to be taken by an Employer shall, subject to the provisions of Section 23.07 hereof, be by resolution of its board of directors or by written instrument signed by a person or group of persons who has been authorized by resolution of such board of directors as having authority to take such action. Any action herein permitted or required to be taken by the Benefits Advisory Committee shall be in the manner specified in Section 15.04 hereof.

         (2) Each fiduciary with respect to the Plan shall perform all of his duties and responsibilities and exercise his powers hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and no fiduciary shall be liable for any act or failure to act on his part (including reliance on the advice of counsel) which conforms to that standard, unless: (a) he knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary of the Plan, with the knowledge that such act or omission is a breach of fiduciary responsibility, or (b) knowing of a breach of fiduciary responsibility, he fails to make reasonable efforts under the circumstances to remedy the breach, or (c) by failing to carry out his specific responsibilities,


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
                  in accordance with such standard, he has enabled another fiduciary of the Plan to commit a breach.

         (3) Each fiduciary shall furnish or cause to be furnished to each other fiduciary all information needed for the proper performance of its duties. Each fiduciary warrants that any directions given, information furnished or action taken by it shall be in accordance with the provisions of the Plan or the Trust Agreement, as the case may be, authorizing or providing for such direction, information or action.

15.11 Appointment of Professional Assistants and the Investment Manager. A Named Fiduciary may appoint such accountants, counsel, and actuaries and other advisers as it deems necessary or desirable in connection with the administration of the Plan. The Board in its sole discretion, may appoint, or cause the Investment Committee to appoint, one or more Investment Managers to manage (including the power to acquire or dispose of) all or any of the assets of the Trust Fund. A Named Fiduciary shall be entitled to rely upon and shall not be liable for any act or failure to act in reliance, on any opinion or reports, which shall be furnished to such Named Fiduciary by any such accountant with respect to accounting matters, counsel in respect to legal matters, or actuary in respect of actuarial matters as long as the Named Fiduciary's reliance is in accordance with the standard set forth in Subsection 15.10(2) hereof. The fees and costs of such services are an administrative expense to the Plan to be paid out of the Trust Fund except to the extent that such fees and costs are paid by any of the Employers.

15.12 Bond. The Plan Administrator shall see that the appropriate fiduciaries are bonded as required by federal law or regulation. Except as required by the Board or by state or federal statute, irrespective of this provision, no bond or other security shall be required of any fiduciary.

15.13 Indemnity. In the event and to the extent not insured against under any contract of insurance with an insurance company, the Sponsoring Company shall indemnify and hold harmless each "Indemnified Person," as defined below, against any and all claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses (specifically including, but not limited to counsel fees to the extent approved by the Board of Directors of the Sponsoring Company or otherwise provided by law, court costs and other reasonable expenses of litigation), and liability of every kind, including amounts paid in settlement, with the approval of the Board of Directors, arising from any action or cause of action related to the Indemnified Person's act or acts or failure to act. Such indemnity shall apply regardless of whether such claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses, and liability arise in whole or in part from (1) the negligence or other fault of the Indemnified Person, except when the same is judicially determined to be due to gross negligence, fraud, recklessness, willful or intentional misconduct of such Indemnified Person or (2) from the imposition on such Indemnified Person of any penalties imposed by the Secretary of Labor, pursuant to Section 502(1) of ERISA, relating to any breaches of fiduciary responsibility under Part 4 of Title I of ERISA. "Indemnified Person" shall mean each member of the Board of Directors of the Company and the Benefits Advisory Committee, each other individual who is allocated fiduciary responsibility hereunder, and each individual otherwise acting in an administrative capacity with respect to the Plan.

15.14 Payment of Expenses. The expenses of agents or advisers, and any other reasonable expenses of the Benefits Advisory Committee approved by the Sponsoring Company or as otherwise provided for in Section 15.02 shall be paid by the Plan out of the Trust Fund unless paid by the Employers. If such expenses are to be paid by the Employers, the portion thereof payable by each shall be determined by the ratio that the number of Participants who are Associates of each Employer bears to the total of all such Participants; provided, that if any expense is incurred solely on account of a single Employer or


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
         group of Employers, such expense shall be paid by such Employer or Employers to the extent and in such proportion as the Sponsoring Company may determine.

                                   ARTICLE XVI

                              INVESTMENT COMMITTEE

16.01 Appointment of Investment Committee. The Board of Directors shall appoint an Investment Committee to direct Plan investments, the members of which may or may not be Participants in the Plan, and shall consist of one (1) or more members. Each member of the Investment Committee shall serve for a term of one (1) year and until his successor shall be appointed. A member may serve for more than one (1) term. If the Investment Committee consists of more than one (1) member, the Board shall appoint one (1) of the members as Chairman. The Board shall be authorized to remove any member of the Investment Committee with or without cause by notifying such member and the Chairman, in writing, and may fill vacancies in the Investment Committee, however caused. A member of the Investment Committee may resign upon ten (10) days' prior notice by delivery of his written resignation to the Board and other members of the Investment Committee.

16.02 Compensated Expenses of the Investment Committee. The members of the Investment Committee shall serve without compensation for their services as such, but the reasonable and necessary expenses of the Investment Committee shall be paid as provided in Section 16.08.

16.03 Secretary and Agents of the Investment Committee. The Investment Committee may appoint a Secretary who may, but need not, be a member of the Investment Committee, and may employ such agents and such clerical and other administrative personnel as reasonably may be required. Such administrative personnel shall carry out the duties and responsibilities assigned to them by the Investment Committee. Expenses necessarily incurred for such purpose shall be paid by the Trust Fund unless paid by the Employers.

16.04 Powers of the Investment Committee. The Investment Committee shall have the following powers and duties:

         (1) To direct the Trustee in the investment, reinvestment and disposition of the Trust Fund, including the investment of the Trust Fund in Qualifying Employer Securities without regard to the limitations set for in Sections 407(a)(2), (3), or (4) of ERISA, as provided in the Trust Agreement.

         (2) To direct the Trustee to make Exempt Loans, the proceeds of which are to be used for the purposes enumerated in Section 12.02.

         (3) To furnish the Employer with information which the Employer may require for tax or other purposes.

         (4) To engage the services of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties.

         (5) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee.


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

         (6) To select the issuing company or companies from which Insurance Contracts shall be purchased as provided herein, and to determine the form, type and kind of such contract.

         (7) To engage the services of an Investment Manger or Managers (as defined in Section 3(38) of ERISA), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan assets under its control.

         (8) To select a secretary, who need not be a member of the Investment Committee.

         (9) To interpret and construe the Plan with respect to the investment, reinvestment, and disposition of Plan assets.

16.05 Manner of Action. The decision of a majority of the members of the Investment Committee shall control. In the case of a vacancy in the membership of the Investment Committee, the remaining members may exercise any and all of the powers, authorities, duties and discretions conferred upon the Investment Committee pending the filling of the vacancy. The Investment Committee may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. The Investment Committee shall maintain adequate records of its decisions.

16.06 Authorized Representative. The Investment Committee may authorize any one (1) of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents.

16.07 Funding Policy. The Investment Committee shall review, not less often than annually, all pertinent Employer information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Investment Committee shall communicate annually to the Trustee and to any Plan Investment Manager, if any, the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

16.08 Payment of Expenses. The expenses of agents or advisers, and any other reasonable expenses of the Investment Committee approved by the Sponsoring Company or as otherwise provided for in Section 16.02 shall be paid by the Plan out of the Trust Fund unless paid by the Employers. If such expenses are to be paid by the Employers, the portion thereof payable by each shall be determined by the ratio that the number of Participants who are Associates of each Employer bears to the total of all such Participants; provided, that if any expense is incurred solely on account of a single Employer or group of Employers, such expense shall be paid by such Employer or Employers to the extent and in such proportion as the Sponsoring Company may determine.

                                  ARTICLE XVII

                           PARTICIPATION BY EMPLOYERS

17.01 Adoption of Plan by Affiliated Company. Any Affiliated Company, whether or not presently existing, may adopt this Plan, effective as of the date indicated in the instrument of adoption, if such Affiliated Company and the Sponsoring Company execute an instrument in writing allowing for the Affiliated Company's adoption of this Plan and the Trust forming a part hereof. The provisions of this Plan


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
         shall apply only to each Employer severally, except as otherwise specifically provided herein or in such Employer's instrument of adoption.

17.02 Rights and Obligations of the Sponsoring Company and the Employers. Throughout this instrument, a distinction is purposely drawn between rights and obligations of the Sponsoring Company and rights and obligations of each other Employer. The rights and obligations specified as belonging to the Sponsoring Company shall belong only to the Sponsoring Company. Each Employer shall have the obligation, as hereinafter provided, to make Company Contributions for its own Participants, and no Employer shall have the obligation to make Company Contributions for the Participants of any other Employer. Any failure by an Employer to fulfill its own obligations under this Plan shall have no effect upon any other Employer. An Employer may withdraw from this Plan without affecting any other Employer.

17.03    Withdrawal from Plan.

         (1) Notice of Withdrawal. Any Employer may, as of any date, withdraw from the Plan upon giving the Benefits Advisory Committee, the Sponsoring Company and the Trustee at least sixty (60) days' notice in writing of its intention to withdraw.

         (2) Trustee Segregation of Trust Assets upon Withdrawal. Upon the withdrawal by an Employer pursuant to this Article, the Trustee shall segregate the share of the assets in the Trust Fund, the value of which shall equal the total credited to the Accounts of Participants of the withdrawing Employer. The determination as to which assets are to be so segregated shall be made by the Trustee in its sole discretion.

         (3) Exclusive Benefit of Participants. Neither the segregation and transfer of any Trust assets upon the withdrawal of an Employer nor the execution of a new agreement and declaration of trust by such withdrawing Employer shall operate to permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants.

         (4) Applicability of Withdrawal Provisions. The withdrawal provisions contained in this Section 17.03 shall be applicable only if the withdrawing Employer continues to cover its Participants and eligible Associates in another defined contribution plan and trust qualified under Code Sections 401 and 501. Otherwise, the termination provisions of the Plan and Trust shall apply.

                                  ARTICLE XVIII

                              AMENDMENT OF THE PLAN

18.01 Amendments by Sponsoring Company or Employer. The Sponsoring Company reserves the right to amend the Plan with respect to all Employers at any time and from time to time. Each Employer may amend the Plan with respect to such Employer at any time, and from time to time, provided the Sponsoring Company approves such amendment. No amendment shall permit any part of the Trust Fund to revert to or be recoverable by an Employer or be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, or deprive any Participant of any interest he might have in the Trust Fund at the time of the amendment to the extent that such interest would be available to the Participant under Article X hereof were he to voluntarily resign as of the effective date of the amendment.


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

18.02 Effect of Amendments on Trustee. Under no condition shall any amendment increase the duties or responsibilities, or decrease the compensation, privileges, and immunities of the Trustee without the Trustee's written consent.

18.03 Amendment to Vesting Schedule. Under no condition shall any amendment change the vesting schedule to one which would result in the nonforfeitable percentage of the accrued benefit derived from Company Contributions (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of any Participant being less than such nonforfeitable percentage computed under the Plan without regard to such amendment. No amendment shall change the vesting schedule unless each Participant with three (3) or more Vesting Years of Service (determined without regard to the provisions of Section 10.02) as of the expiration date of the election period described below, is permitted to elect, within the election period described below, to have his nonforfeitable percentage computed under the Plan without regard to the amendment.

         The election period described herein shall begin no later than the date upon which the amendment is adopted and shall end no later than the latest of the following dates:

         (a) the date which is sixty (60) days after the day the amendment is adopted,

         (b) the date which is sixty (60) days after the day the amendment becomes effective, or

         (c) the date which is sixty (60) days after the day the Participant is issued a written notice of the amendment by the Sponsoring Company.

         Any election made pursuant to this Section 18.03 shall be irrevocable. The Benefits Advisory Committee, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior vesting schedule.

18.04 Protected Benefits. Subject to the above stated limitations and the requirement that no amendment shall eliminate, except with respect to any future contributions or future accrual of benefits, any nondiscretionary optional form of payment (as provided in Treasury Regulation Section 1.411(d)-4, and Treasury Regulation Section 1.401(a)(4)-4(d) with respect to Plan Years beginning after January 1, 1992, and Code Section 411(d)(6)) with respect to any Participant who is a Participant immediately prior to the amendment, the Sponsoring Company shall have the power to amend the Plan and Trust Agreement, retroactively or otherwise, in any manner in which it deems desirable, including, but not by way of limitation, the power to change any provisions relating to the administration of the Plan and Trust Fund, and to change any provisions relating to the benefits or payment of any of the assets of the Trust Fund. Each such amendment shall become effective when executed by the Sponsoring Company unless a different effective date is specified in the amendment.

18.05 Amendment Necessary to Comply with Code or Federal Statute. Notwithstanding anything herein to the contrary, this Plan may be amended at any time by the Sponsoring Company if necessary or desirable in order to have it conform to the provisions and requirements of the Code or any federal statute with respect to qualified employees' plans and trusts, and no such amendment shall be considered prejudicial to the rights of any Participant hereunder or of any Beneficiary, Alternate Payee or Associate. Further, it is understood that any provisions of this Plan as herein contained which are contrary to the requirements of the Code for a qualified tax exempt employees' plan and trust shall be deemed void and of no effect, without affecting the validity of other provisions hereof.

                                   ARTICLE XIX

                             PERMANENCY OF THE PLAN

19.01 Right to Terminate Plan. Each Employer contemplates that the Plan shall be permanent and that it shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, the Sponsoring Company reserves the right to terminate the Plan and each Employer reserves the right to terminate the Plan as to such Employer.

19.02 Merger or Consolidation of Plan and Trust. Neither the Plan nor the Trust may be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan or trust, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). Additionally, another plan or trust may be merged into or consolidated with, or its assets or liabilities may be transferred to, this Plan, provided that the conditions of the preceding sentence are satisfied with respect to such other plan.

19.03 Continuance by Successor Company. In the event of the liquidation, dissolution, merger, consolidation or reorganization of an Employer, the successor company may adopt the Plan and Trust for the benefit of the Associates of such Employer. If such successor company does adopt the Plan and Trust, it shall, in all respects, be substituted for such Employer under the Plan and Trust. Any such substitution of such successor company shall constitute an assumption of Plan liabilities by such successor company, and such successor company shall have all of the powers, duties and responsibilities of such Employer under the Plan and Trust. If such successor company does not adopt the Plan and Trust, the Plan and Trust shall be terminated with respect to such Employer in accordance with the provisions of the Plan and Trust Agreement.

                                   ARTICLE XX

                 DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION

20.01 Suspension of Contributions. Should an Employer fail for any reason to make Company Contributions in any one (1) or more years, such failure shall not, of itself, terminate or discontinue this Plan and Trust as to the Employer and its Participants, nor shall the Employer incur any obligation to make up such Company Contributions in whole or in part.

20.02 Discontinuance of Contributions. Whenever an Employer determines that it is impossible or inadvisable for it to make further Company Contributions, such Employer may, without terminating the Trust, permanently discontinue all further Company Contributions by such Employer. A certified copy of such Employer's resolution or other formal written instrument pursuant to Section 23.07 hereof, shall be delivered to the Benefits Advisory Committee and the Trustee. Thereafter, the Benefits Advisory Committee and the Trustee shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to Company

         Contributions by such Employer. Unless otherwise provided by such resolutions, the Trust shall remain in existence with respect to such Employer and all of the provisions of the Trust Agreement shall remain in force.

20.03 Termination of Plan and Trust. If an Employer determines to terminate (as to such Employer) the Plan and Trust completely, they shall be terminated insofar as they are applicable to such Employer as of the date specified in certified copies of resolutions or other formal written instrument pursuant to Section 23.07 hereof, delivered to the Benefits Advisory Committee and the Trustee. Upon such termination of the Plan and Trust and before liquidation of the Trust, the Benefits Advisory Committee shall require a special valuation of the Trust, if the liquidation is not to occur as of a Valuation Date. After payment of all expenses and proportional adjustment of Accounts of Participants with respect to such Employer to reflect such expenses, Trust Fund profits or losses, and subject to the limitations contained in Section
         5.06 hereof, allocations of any previously unallocated funds to the date of termination, such Employer's Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust Fund in a lump sum payment. If, in the opinion of the Benefits Advisory Committee, assets in the Trust Fund or certain of them may possibly not be readily salable (1) because of federal or state securities laws, or the rules and regulations thereunder, or (2) at their fair market value, the Benefits Advisory Committee may direct and the Trustee shall effect, a distribution of such assets in kind. If the entire Plan is terminating, upon completion of liquidation and distribution of the assets of the Trust to the Participants as provided for herein, the Trustee shall thereby complete the Trustee's duties, and the Trust shall terminate.

20.04 Participant's Rights to Benefits upon Termination or Partial Termination of Plan or Complete Discontinuance of Contributions. Upon the termination or partial termination (as determined by the Internal Revenue Service) of the Plan or the complete discontinuance of Company Contributions by an Employer, the rights of each such Employer's Associates who are then Participants (or, in the case of a partial termination, who are then Participants affected by the partial termination) and the rights of each other person, other than a person who has forfeited his Nonvested Amounts pursuant to Section 10.05 hereof prior to the effective date of such termination (or partial termination) or complete discontinuance, to the amounts credited to his Accounts at such time shall be nonforfeitable without reference to any formal action on the part of such Employer, the Benefits Advisory Committee or the Trustee.

                                   ARTICLE XXI

                          EXCLUSIVE BENEFIT OF THE PLAN

21.01 Limitation on Reversions. Except as otherwise provided in this Article XXI, it shall be impossible, at any time, for any part of the Trust Fund, other than such part as is required to pay taxes and administration expenses or such part as may otherwise be permitted by law to be returned to the Employer, to be recoverable by an Employer, or to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants, Beneficiaries and Alternate Payees.

21.02 Unallocated Amounts upon Termination of Plan and Trust. In the event the Plan and Trust are terminated, any previously unallocated amounts maintained in the suspense account in accordance with the provisions of
         Section 5.06 hereof which cannot be allocated to Participants upon the termination of the Plan and Trust pursuant to Section 20.03 hereof because of the limitations contained in Sections 5.06 through 5.09 hereof, shall revert to the Employer or Employers employing the Participant at the time of such termination.


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

21.03 Mistake of Fact or Disallowance of Deduction. If the Benefits Advisory Committee in good faith determines that (1) a Company Contribution was made by reason of a mistake of fact, or (2) a Company Contribution is conditioned on its being deductible under Code Section 404, but the Internal Revenue Service disallows such deduction, the Trustee shall, upon direction of the Benefits Advisory Committee, return the amount of the excess Company Contribution to the contributing Employer. All payments of returned Company Contributions under this Section shall be made within one (1) year from the date of the payment of such mistaken Company Contribution or the disallowance by the Internal Revenue Service of the deduction, whichever is applicable. The amount of the excess Company Contribution shall be the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or had the deduction not been disallowed. Earnings attributable to the excess Company Contribution shall not be returned to the contributing Employer, but losses attributable thereto shall reduce the amount of such Company Contribution to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken Company Contribution would cause the balance of a Participant's Account to be reduced to an amount which is less than the balance which would have been in said Account had the mistaken amount not been contributed, then the amount to be returned to the Employer under this Section will be reduced so as to avoid any such reduction.

21.04 Failure of Qualification of Plan and Trust. The initial establishment of the Plan and Trust by any Employer is contingent upon obtaining the approval of the Internal Revenue Service. In the event that the Internal Revenue Service fails initially to approve the Plan and Trust as to any Employer and the application for determination of the initial qualification of the Plan was made within the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe, the Trustee shall, after paying any expenses attributable to such initial establishment, return to such Employer any remaining Company Contribution made by such Employer. Such remaining Company Contribution shall be returned as promptly as practicable, but in no event later than one (1) year after the date of the final denial of qualification of the Plan as to such Employer, including the final resolution of any appeals before the Internal Revenue Service or the courts.

                                  ARTICLE XXII

                              TOP HEAVY PLAN RULES

22.01    Definitions.  As used in this Article XIX:

         (1) "Defined Benefit Plan" shall have the meaning set forth in Subsection 5.09(2) hereof.

         (2) "Defined Contribution Plan" shall have the meaning set forth in Subsection 5.09(4) hereof.

         (3) "Determination Date" shall mean with respect to any Plan Year, the last day of the preceding Plan Year, except that in the case of the first Plan Year of any plan, the last day of such first Plan Year.

         (4) "Key Employee" shall mean any person employed or formerly employed by any Employer or Affiliated Company (and the beneficiaries of any such person) who is, at any time during the Plan Year, or who was, during any one or more of the four
                  (4) preceding Plan Years, any one or more of the following:

                  (a) An officer of an Employer or an Affiliated Company having Limitation Year Compensation for the applicable Plan Year greater than fifty percent (50%) of the maximum dollar limitation under Code Section 415(b)(1)(A) (as in effect for the calendar year in which the Determination Date for such Plan Year falls).

                  (b) One of the ten (10) persons employed by an Employer or an Affiliated Company having Limitation Year Compensation for the applicable Plan Year greater than the maximum dollar limitation under Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date for such Plan Year falls, and owning (or considered as owning within the meaning of Code Section 318) both more than one-half of one percent (1/2 of 1%) interest and the largest interests in the Employer or an Affiliated Company. For purposes of this Subsection (b): (i) a person who has some ownership interest is considered to be one of the top ten (10) owners unless at least ten (10) other persons own a larger interest than that person, and (ii) if two (2) or more persons have the same ownership interest in the Employer or an Affiliated Company, the person having greater annual Limitation Year Compensation from all Employers and Affiliated Companies shall be treated as having the larger interest.

                  (c) Any person owning (or considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of an Employer or an Affiliated Company or stock possessing more than five percent (5%) of the total combined voting power of such stock or more than five percent (5%) of the capital or profits interest of an Employer or an Affiliated Company which is not a corporation.

                  (d) A person who would be described in Subsection (c) above if "one percent (1%)" were substituted for "five percent (5%)" each place it appears in said Subsection (c), and whose aggregate annual Limitation Year Compensation from all Employers and Affiliated Companies is more than One Hundred Fifty Thousand Dollars ($150,000).

                  (e) Notwithstanding any other provision in this Plan to the contrary, for purposes of determining ownership under this Subsection 22.01(4) the rules of Code Sections 414(b), (c) and (m) shall not apply in defining who is an Employer.

                  The determination of who is a Key Employee hereunder shall be made in accordance with the provisions of Code Section 416(i)(1) and the regulations thereunder.

         (5) "Key Employee Participant" shall mean a Participant in this Plan who is a Key Employee.

         (6) "Limitation Year Compensation" shall have the meaning set forth in Subsection 5.09(7) hereof but including amounts contributed by an Employer or Affiliated Company pursuant to a salary reduction agreement which are excludible from the Associate's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b) which are otherwise excluded under Subsection 5.09(7) for Plan Years beginning prior to January 1, 1998, except that if the Limitation Year and the Plan Year under the applicable plan are not the same, then for purposes of this
                  Article XXII, "Plan Year" shall be substituted for "Limitation Year" every place it occurs in said Subsection 5.09(7).


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

         (7) "Non-Key Employee" shall mean any person employed or formerly employed by any Employer or Affiliated Company, including the Beneficiaries of any such person, who is not a Key Employee.

         (8) "Permissive Aggregation Group" shall mean the Required Aggregation Group, plus any other plan or plans of any Employer or Affiliated Company selected by the Sponsoring Company, provided that such selected plans, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

         (9) "Required Aggregation Group" shall mean the group of plans consisting of: (a) all tax qualified plans maintained by the Employers or Affiliated Companies in which at least one Key Employee participates, and (b) any other tax qualified plan maintained by the Employers or Affiliated Companies which enables a plan described in clause (a) above to meet the requirements of Code Sections 401(a)(4) or 410.

         (10) "Valuation Date" shall mean: (a) in the case of a Defined Contribution Plan, the last day of the Plan Year for the appropriate plan, and (b) in the case of a Defined Benefit Plan, the date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

         (11) All of the definitions set forth in Article II hereof and not set forth herein shall have the same meaning in this Article.

22.02    Determination of Top Heaviness.

         (1) This Plan shall be a "Top Heavy Plan" with respect to any Plan Year if, as of the Determination Date for said Plan Year, any of the following conditions exists:

                  (a) The Top Heavy Ratio for this Plan exceeds sixty percent (60%), and this Plan is not part of a Required Aggregation Group or a Permissive Aggregation Group.

                  (b) This Plan is part of a Required Aggregation Group, but not part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Required Aggregation Group exceeds sixty percent (60%).

                  (c) This Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

         (2) This Plan shall be a "Super Top Heavy Plan" if it would be a Top Heavy Plan under the provisions of Subsection 22.02(1) above if "ninety percent (90%)" were substituted for "sixty percent (60%)" everywhere sixty percent (60%) appears in said Subsection 22.02(1).

         (3) The "Top Heavy Ratio" referred to in Subsection 22.02(1) above shall be determined as follows:

                  (a) If the Employers or Affiliated Companies maintain or have maintained one or more Defined Contribution Plans but have never maintained a Defined Benefit Plan which during the five (5) year period ending on the Determination Date(s) has covered or could cover a Participant in this Plan, the Top Heavy Ratio for this Plan alone or for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under the Defined Contribution Plans for all Key Employees as of the Determination Date (including any part of any such account balance distributed in the five (5) year period ending on the Determination
                           Date), and the denominator of which is the sum of all account balances under the Defined Contribution Plans for all participants as of the Determination Date (including any part of any such account balance distributed in the five (5) year period ending on the Determination Date), both computed in accordance with Code Section 416 and the regulations thereunder.

                           Both the numerator and the denominator of the Top Heavy Ratio shall be increased to reflect any contribution not actually made as of the appropriate Determination Date but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder. In determining the account balances which have been distributed in the five (5) year period ending on the Determination Date, distributions under a terminated plan shall be included, provided such terminated plan, if it had not been terminated, would have been included in a Required Aggregation Group.

                  (b) If the Employers or Affiliated Companies maintain one or more Defined Contribution Plans and maintain or have maintained one or more Defined Benefit Plans which during the five (5) year period ending on the Determination Date(s) have covered or could cover a Participant in this Plan, the Top Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group is a fraction, the numerator of which is the sum of account balances under the aggregated Defined Contribution Plans for all Key Employees determined in accordance with Subsection 22.02(3)(a) above, and the present value of accrued benefits under the aggregated Defined Benefit Plans for all Key Employees, both calculated as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated Defined Contribution Plans for all participants determined under Subsection 22.02(3)(a) above, and the present value of accrued benefits under the Defined Benefit Plans for all participants, both calculated as of the Determination Date, all determined in accordance with Code Section 416 and the regulations thereunder.

                           The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the appropriate Determination Date. In determining the account balances or accrued benefits which have been distributed in the five (5) year period ending on the Determination Date, distributions under a terminated plan shall be included, provided such terminated plan, if it had not been terminated would have been included in a Required Aggregation Group.

                  (c) For purposes of Subsections (a) and (b) above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a Defined Benefit Plan. The present value of accrued benefits under Defined Benefit Plans shall be determined using the single accrual method used for all plans of the Employers and Affiliated Companies, or if no such single method exists, using a method which results in benefits accruing


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
                           not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C) as of said Valuation Date as if the person voluntarily terminated employment as of such Valuation Date.

                           For Plan Years beginning prior to January 1, 1987, the present value of accrued benefits shall be determined under the provisions of the applicable Defined Benefit Plan without regard to the preceding sentence. If any Participant was a Key Employee as set forth in Subsection 22.01(4) above for any prior Plan Year, but such Participant ceases to be a Key Employee for any Plan Year, such Participant's account balances and accrued benefits shall not be taken into account for purposes of determining whether or not this Plan is a Top Heavy Plan or a Super Top Heavy Plan as of the Determination Date of said Plan Year. Accounts and accrued benefits shall be calculated to include all amounts attributable to both contributions by an Employer or an Affiliated Company and contributions by persons employed by the Employer or Affiliated Company, but shall exclude amounts attributable to voluntary deductible contributions by said persons.

                           The calculation of the Top Heavy Ratios, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Code Section 416 and the regulations thereunder. When aggregating plans for purposes of a Permissive Aggregation Group or a Required Aggregation Group, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. Notwithstanding the provisions of Subsections (a) and (b) above, in determining the fractions referred to therein, there shall not be taken into account the accrued benefits or account balances of any person who has not performed services for any Employer or Affiliated Company maintaining any Defined Contribution Plan or Defined Benefit Plan referred to in such Subsections at any time during the five (5) year period ending on the Determination Date.

22.03 Minimum Requirements. Notwithstanding any other provision of this Plan to the contrary, if the Plan is a Top Heavy Plan for any Plan Year, then the following provisions shall apply:

         (1) Vesting. Any Participant who is credited with an Hour of Service in the first Plan Year in which the Plan is a Top Heavy Plan, or in any subsequent Plan Year after such first Plan Year (whether or not the Plan is a Top Heavy Plan in such subsequent Plan Year) shall have his percentage of vested benefits owing upon a Termination of Employment determined pursuant to the following schedule, in lieu of the schedule set forth in Section 10.01 hereof:

                           VESTING YEARS OF SERVICE                 PERCENTAGE
                           Less than 2 years                             0%
                           2 years but less than 3 years                20%
                           3 years but less than 4 years                40%
                           4 years but less than 5 years                60%
                           5 years but less than 6 years                80%
                           6 years or more                             100%

         (2) Required Minimum Allocation of Company Contributions. Except as otherwise provided in this Article XXII and notwithstanding any other provision of this Plan to the contrary, for any

                  Plan Year in which the Plan is a Top Heavy Plan, the Company Contributions and Forfeitures, if any, allocated on behalf of each Participant who is a Non-Key Employee shall not be less than the lesser of: (a) three percent (3%) of such Participant's Limitation Year Compensation, or (b) the largest percentage of Company Contributions and Forfeitures, if any, as a percentage of the Key Employee Participant's Compensation, allocated on behalf of any Key Employee Participant for that Plan Year; provided, however, that the provisions of clause (b) hereof shall not apply to any plan included in a Required Aggregation Group if such plan enables a Defined Benefit Plan included in such Required Aggregation Group to meet the requirements of Code Section 401(a)(4) or
                  410. The minimum allocation provided for herein shall be determined without taking into account any Social Security contributions, and shall be made without regard to any contrary provisions of the Plan regarding the allocation of Company Contributions and Forfeitures to affected Participants which might otherwise result in such Participant being entitled to no allocation or a lesser allocation due to the Participant's failure to complete one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, the Participant's failure to make mandatory employee contributions, or, in the case of a cash or deferred arrangement, elective contributions, or the Participant's failure to earn a stated amount of Compensation; provided, however, that such minimum allocation shall not be required to be made on behalf of any Participant who is not actively employed by an Employer on the last day of the applicable Plan Year. For purposes of this Section 22.03, all Defined Contribution Plans required to be included in a Required Aggregation Group shall be treated as one plan.

22.04 Minimum Benefits for Employers or Affiliated Companies Maintaining Defined Benefit Plans. If any Participant who is a Non-Key Employee is also a participant under a Defined Benefit Plan maintained by an Employer or Affiliated Company which is also a Top Heavy Plan, then Subsection 22.03(2) shall not apply, and such Participant shall receive an allocation of Company Contributions and Forfeitures in an amount no less than five percent (5%) of such Participant's Compensation under the Plan for the applicable Plan Year. Such allocation shall be made without regard to the amount allocated under the Plan on behalf of any Key Employee Participant for such Plan Year. For purposes of this
         Section 22.04, all Defined Contribution Plans required to be included in a Required Aggregation Group shall be treated as one plan.

22.05 Minimum Benefits for Employers or Affiliated Companies Maintaining Defined Contribution Plans. If any Participant who is a Non-Key Employee is also a participant under another Defined Contribution Plan maintained by an Employer or Affiliated Company which is also a Top Heavy Plan, the minimum allocation required under Code Section 416 shall be made in this Plan pursuant to Subsection 22.03(2).

22.06 Super Top Heavy Plans. If in any Plan Year in which the Plan is a Top Heavy Plan: (1) it is also a Super Top Heavy Plan, or (2) it does not provide minimum benefits under Subsection 22.03(2) after substituting "four percent (4%)" for "three percent (3%)" contained in clause (1) of the first sentence of said Subsection, or (3) if Section 22.04 hereof applies, it does not provide minimum benefits under said Section 22.04 after substituting "seven and one-half percent (7 1/2%)" for "five percent (5%)" contained in the first sentence of said Section, then, in any such event, for purposes of the definitions set forth in Subsections 5.09(3) and 5.09(5) hereof, the dollar limitations contained in Code Sections 415(e)(2)(B) and 415(e)(3)(B) shall be multiplied by 1.0 rather than 1.25.

         Notwithstanding the foregoing provisions of this Section 22.06, for Limitation Years beginning prior to December 31, 1999, if the application of said provisions would cause any individual to exceed the combined limits of Section 5.08 hereof, if applicable, then the requirements of this Section 22.06 shall be suspended as to such individual until such time as he no longer exceeds the limitations of said Section 5.08 as modified by this
         Section 22.06, and during the period of such suspension, said individual shall receive no allocation of Company Contributions or Forfeitures, if any, and shall be entitled to make no voluntary employee contributions, if any, under this Plan or any other Defined Contribution Plan, maintained by an Employer or an Affiliated Company, and there shall be no accruals of benefits for such individual under any Defined Benefit Plan maintained by an Employer or an Affiliated Company. The provisions of this paragraph shall not apply for Limitation Years beginning on or after January 1, 2000.

                                  ARTICLE XXIII

                                  MISCELLANEOUS

23.01 Effect of Bankruptcy and Other Contingencies Affecting an Employer. Neither the bankruptcy, receivership, insolvency, liquidation, dissolution, merger, consolidation or reorganization of an Employer, or any other eventuality affecting the Employer, shall terminate the Trust or render ineffectual this Plan or discharge any Employer from any liabilities to the Trust for which it shall already have become obligated, but the same shall continue in full force and effect as though such eventuality had not occurred; however, the Benefits Advisory Committee shall in such event be authorized hereby to make any and all rules and regulations not inconsistent with the purposes of the Plan as shall be necessary to deal with such change in the situation of the Plan and Trust.

23.02 Benefits Payable by Trust. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund. No Employer assumes any liability or responsibility therefor.

23.03 Withholding. The Plan Administrator shall determine whether or not federal income tax withholding is required with respect to any distribution or withdrawal hereunder, shall direct the Trustee to withhold any amounts required by law to be withheld, and shall furnish the Trustee with any information required by Treasury regulations regarding withholding. Notwithstanding any other provision of this Plan to the contrary, all rights and benefits of a Participant, Beneficiary or Alternate Payee are subject to withholding of any tax required by law to be withheld.

23.04 Interpretation of the Plan and Trust. It is the intention of the Employers that the Plan, and the Trust established by the Employers to implement the Plan, shall comply with the provisions of Code Sections 401 and 501 and the requirements of ERISA, and the corresponding provisions of any subsequent laws, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intention.

23.05 Provisions Hereof for Sole Benefit of Parties Hereto and Participants. All of the covenants, stipulations and agreements contained in this Plan are and shall be for the sole and exclusive benefit of and binding upon the parties hereto, their successors and assigns, and the Participants and their Beneficiaries.

23.06 Article and Section Headings. The titles or headings of the respective Articles and Sections in this Plan are inserted merely for convenience and shall be given no legal effect.

23.07 Formal Action by Employer. Any formal action herein permitted or required to be taken by an Employer shall be:

         (1) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

         (2) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

         (3) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action;

         (4) if and when a joint venture, by written instrument executed by one of the joint venturers or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one of the joint venturers as having authority to take such action; or

         (5) if and when a limited liability company, by written instrument executed by one of more of its members or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more of its members as having authority to take such action.

23.08 Applicable Law. This Plan shall be governed by the laws of the State of Texas to the extent not preempted by applicable federal law.

         IN WITNESS WHEREOF, Hastings Entertainment, Inc. has caused this Plan to be executed by its duly authorized representative this 7th day of February, 2002.


                                          HASTINGS ENTERTAINMENT, INC.




                                          By: /s/ Dan Crow
                                          Name: Dan Crow
                                          Title: Vice President and Chief
                                                   Financial Officer

                        SERVICE WITH PREDECESSOR EMPLOYER


None

                             PARTICIPATION AGREEMENT


         The undersigned Affiliated Company, by executing this Participation Agreement, elects to become a participating employer in the Hastings Entertainment, Inc. Associates' Stock Ownership Plan and Trust Agreement ("Plan") as provided for in Section 17.01 of the Plan, as if the Affiliated Company were a signatory to that Plan. The Affiliated Company accepts, and agrees to be bound by, all of the elections granted under the provisions of the Plan as made by Hastings Entertainment, Inc., the Sponsoring Company.

         1. The Effective Date of the undersigned Affiliated Company's participation in the designated Plan is April 1, 2000.

         2. The undersigned Affiliated Company's adoption of this Plan constitutes the adoption of an amendment and restatement of a this Plan as it is currently maintained by the Plan Sponsor, and having an original effective date of June 1, 1993.


         Dated this 7th day of February, 2002.

                                         AFFILIATED COMPANY:
                                         HASTINGS INTERNET, INC.
                                         ------------------------------
                                         EIN: 85-0450809



                                         By: /s/ Dan Crow
                                         Name: Dan Crow
                                         Title: Vice President and Chief
                                                  Financial Officer


                                         SPONSORING COMPANY:

                                         HASTINGS ENTERTAINMENT, INC.
                                         EIN: 75-1386375


                                         By: /s/ Dan Crow
                                         Name: Dan Crow
                                         Title: Vice President and Chief
                                                  Financial Officer


                                       76